UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23727

ARES PRIVATE MARKETS FUND

(Exact name of registrant as specified in charter)

245 PARK AVENUE

44TH FLOOR

NEW YORK, NEW YORK 10167

(Address of principal executive offices)(Zip code)

Katherine Hurley

c/o 245 Park Avenue, 44th Floor

New York, New York 10167

(Name and Address of Agent for Service)

Copy to:

Nicole M. Runyan, P.C.

Kim E. Kaufman

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Registrant’s telephone number, including area code: (212) 750-7300

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Item 1. Reports to Stockholders.

(a)

ARES

Ares Private Markets Fund

2026 Annual Report

Ares Private Markets Fund	Shareholder Letter
March 31, 2026 (Unaudited)

Dear Shareholders,

We are pleased to present the Annual Report for Ares Private Markets Fund (the “Fund”) for the fiscal year ended March 31, 2026. We are also proud to report on the Fund’s continued success in deploying capital into attractive, high-quality investment opportunities in the private equity secondary market. During our most recent fiscal year, the Fund made 107 investments across traditional secondaries and general partner ("GP")-led secondaries, as well as primary investments, co-investments, and structured solutions. These investments complement the Fund’s 111 investments made in our fiscal year ended March 31, 2025, collectively providing investors with exposure to over 7,000 underlying portfolio companies. As of March 31, 2026, secondaries investments accounted for over 95% of the Fund’s investment portfolio, with over 93% of the Fund’s portfolio held in buyout investments. The Fund’s underlying portfolio company exposure is largely located in North America (70%) and Europe (26%), with the remainder (4%) representing exposure to rest-of-world geographies. The Fund kept investors as fully invested as possible and utilized its revolving credit facility at varying degrees throughout the fiscal year to this end.

Performance Overview

For the fiscal year ended March 31, 2026, the Fund generated net total returns of 9.58%, 9.23%, and 8.63% for its Class I Shares, Class D Shares, and Class A Shares, respectively. Supported by strong fundamentals, the Fund’s performance reflected a balanced split between the appreciation in value of its existing investments and unrealized gains resulting from discounts on new portfolio investments.

Investment Philosophy and Process

The Fund remains focused on delivering attractive and consistent total returns for our shareholders through market cycles by investing in a diversified pool of seasoned private equity assets utilizing a flexible strategy.

We believe that the optimal investment strategy for private equity exposure is an actively managed portfolio that is anchored in traditional limited partner ("LP")-led secondaries, with complementary exposure to opportunistic GP-led transactions, as well as strategic allocations to primary investments, co-investments and structured solutions. Building on its scale and diversified foundation, the Fund has undertaken a strategic shift and begun to layer in a greater proportion of GP-led transactions to drive long-term returns and construct a balanced mix between LP-led and GP-led transactions. We believe that the Fund's unconstrained flexibility to allocate across the private equity secondaries market in a single portfolio affords investors an opportunity to capitalize on inefficiencies, dislocations and best capture relative value across market cycles.

As part of the globally integrated platform of Ares Management Corporation, the Fund’s investment team seeks to leverage its sourcing, underwriting, and structuring edge to capitalize on new opportunities, while remaining focused on portfolio construction and the long-term growth prospects for the Fund. The due diligence and investment process for the Fund is a rigorous, cycle-tested process that we believe has driven strong results for other institutional private equity secondaries funds managed by the Fund's investment team for over 30 years. Our investment team leverages its long-standing relationships, which are enhanced by the broader Ares platform’s depth, along with the tools and analytics developed by Ares’ proprietary Quantitative Research Group. These advantages maximize our proprietary deal flow and enhance our due diligence process. As a result, only the most compelling transactions are brought to the private equity secondaries 11-member investment committee in weekly meetings, where investment opportunities are considered and, if approved, are available for allocation to the Fund.

Investment Environment

The market backdrop for public and private equities in 2025 is best understood within the broader context of prior years’ developments. Following the interest-rate spike in 2022, public equity markets displayed a strong rebound throughout 2023 and 2024. During this period, declining inflation and stabilizing interest rates supported a sustained recovery, with the MSCI World Index and the S&P 500 posting average gains of 21.83% and 25.65%, respectively. This exceptionally strong rally positioned the public equity markets favorably in contrast to private equity, which posted a more modest 7.65% average gain over the same period, as measured by the Burgiss Buyout Index1.

Despite meaningful volatility tied to U.S. tariff policy, geopolitical tensions, and shifting expectations for monetary policy, U.S. public equity markets delivered a strong full year performance in 2025. The S&P 500 returned 17.43%, and the MSCI World Index returned 21.09%, supported by resilient corporate earnings, improving macro visibility, and accelerating enthusiasm for AI driven productivity. Building on these themes, coupled with the strong desire among GPs to get deals done, private equity extended the momentum established in 2024, when the industry reversed a two year decline in activity, with deal value rising 44% year over year in 2025, while the Burgiss Buyout Index returned 10.13% for the same period2,3.

Annual Report | March 31, 2026	1

Ares Private Markets Fund	Shareholder Letter
March 31, 2026 (Unaudited)

Overall, public equity market conditions in recent years have been unlike almost any other period in the industry’s history – 2025 was no exception. 2025’s trajectory was shaped by a turbulent first half, including a 19% peak to trough decline in the S&P 500 between February 19 and April 8, six days after President Trump’s proclaimed ‘Liberation Day’. The ensuing rebound highlighted the inherent volatility that can characterize participation in public markets. Despite the rally evidenced by the MSCI World Index and S&P 500, their appreciation was not sufficient to close the comparative gap between private and public equity returns over an extended period. Instead, the potential benefits of excess returns with mitigated volatility in private equity shone through as buyout funds generated a 14.18% annualized average return over the 10-year period from 2015 to the period ending December 31, 2025, versus the MSCI World Index, which was up 12.79%, representing 139 basis points of outperformance with less volatility.

In 2025, private equity deal activity accelerated meaningfully, with global buyout value rising 44% year over year to $904 billion, even as deal count declined 6% to roughly 3,018 transactions4. This divergence pushed the average deal size to a record $1.2 billion, with exit value similarly increasing 47% to $717 billion5. This sustained momentum was largely attributable to easing interest rates coupled with aging dry powder and the ever-increasing pressure on managers to generate liquidity for investors. As the disruption from April’s ‘Liberation Day’ faded and the more severe downside scenarios failed to materialize, the convergence of these factors helped narrow the expectation gap between buyers and sellers, supporting a stronger dealmaking environment in the back half of the year. That said, uncertainty remained prevalent amid speculation on policy changes and heightened geopolitical tensions. Following two years of exit declines, the rebound seen throughout 2024 and 2025 was still overshadowed by the $3.8 trillion of unrealized private equity value represented by 32,000 portfolio companies still in the hands of private equity investors6. At the same time, distributions as a share of NAV remained below 15% for the fourth consecutive year, a dynamic which has slowed distributed to paid-in-capital progression for recent vintages and reinforced the liquidity constraints shaping today’s market.

Amid these conditions, private equity investors – both LPs and GPs – turned increasingly to the secondaries market to find liquidity. Global secondaries transaction volume reached a new high of $240 billion, surpassing the $200 billion mark for the first time7. This record figure represents a 48% increase from the prior record of $162 billion set in 2024 and a compounded annual growth rate of roughly 21% for the market since 20158. At $125 billion, LP-led activity represented 52% of overall market activity, driven by ongoing liquidity needs from LPs, the continued narrowing of bid-ask spreads and robust demand for large, diversified portfolio transactions. At $115 billion, GP led activity also reached a record high, propelled by continued adoption of continuation vehicles amid an influx of private equity sponsors seeking to generate liquidity while maintaining exposure to their top performing assets9.

Building on the record-setting momentum of the past two years, market participants increasingly believe 2026 will have the potential to be another banner year of dealmaking in the secondaries market. While the rebound in traditional exits late in 2025 provided some relief, the tariff-driven volatility that disrupted dealmaking earlier in the year reintroduced uncertainty around timing and valuation. Importantly, a large part of 2025’s primary deal value was disproportionately driven by external sources such as direct investments from sovereign wealth funds and corporate buyers rather than buyout dry powder. The interplay of these dynamics is expected to amplify the mounting pressure on managers to unlock liquidity for their investors, a phenomenon we believe will ultimately benefit the secondaries market. With secondaries deal activity surging in the back half of 2025, we are seeing the same tailwinds carry into 2026, ultimately extending the momentum and potentially positioning the market to continue to have a favorable dealmaking environment.

In the LP-led secondaries market, liquidity continues to be a focal point in 2026. Despite the rebound in primary markets through 2024 and 2025, the industry’s liquidity backlog persists, as distributions remain muted and aging portfolios continue to constrain capital recycling. First time sellers represented 40% of all participants in 2025, underscoring the continued broadening of the seller base and the increasing use of secondaries as a core liquidity too10. Activity also skewed larger, with 27 LP-led transactions exceeding $1 billion, reflecting deep buyer capitalization and sustained demand for diversified buyout portfolios. Should traditional avenues of exits and resulting distribution activity continue to be delayed, we expect strong supply and the potential for attractive discounts in 2026 to present an opportunity for investors to buy high-quality portfolios at attractive entry points.

Similarly, in the GP led segment of the market, we expect the elevated activity levels seen in 2025 to carry into 2026 following a year of exceptional growth. GP led volume reached a record $115 billion in 2025, a 53% increase year over year, with second half activity nearly matching the prior year’s full year total11. Continuation vehicles accounted for 89% of all GP led transactions, underscoring how this structure has firmly evolved from an episodic liquidity tool into an established mechanism for sponsors to generate liquidity while maintaining exposure to their highest conviction assets. With an abundant supply of portfolio companies ripe for exit and buyer capitalization at all time highs, conditions remain supportive for another strong year of GP led volume in 2026.

2	www.areswms.com

Ares Private Markets Fund	Shareholder Letter
March 31, 2026 (Unaudited)

While periods of market volatility and uncertainty create challenges across the investment landscape, we believe that this environment presents unique opportunities to purchase high quality, durable assets managed by top performing managers at attractive prices. As we navigate through 2026, we believe that continued pressure from LPs for liquidity will serve as a catalyst for additional LP-led transactions, fundraising timeline pressure from sponsors may further elevate levels of LP-led activity at attractive pricing, and limited accessibility to IPO, M&A and debt markets may catalyze increased levels of GP-led activity as sponsors seek alternative paths to provide liquidity to LPs. Given its investment strategy, we believe that the Fund offers a compelling combination of diversification and downside protection. We maintain strong conviction in the current portfolio positioning and believe that the Fund is currently in a good position to meet its investment objectives going forward.

Summary

Given the current investment environment, we believe that the ability to dynamically allocate across the private equity market by GP, industry, vintage, strategy, and sector, puts the Fund in a strong position to achieve attractive risk-adjusted returns for its shareholders. We are pleased with the continued progress of constructing the Fund’s diversified portfolio and our performance to date. Looking ahead, the portfolio management team will continue to leverage the power of the Ares platform and its position as a global market leader in private markets to identify attractive investment opportunities in line with the stated objectives of the Fund. We thank you for your investment in and continued support of Ares Private Markets Fund.

Sincerely,

Ares Capital Management II LLC

[1]	Burgiss, All Buyout Index data for 2023-2024, April 29, 2026
[2]	Burgiss, All Buyout Index data for 2025, April 29, 2026
[3]	Bain & Company, Global Private Equity Report 2026, February 2026
[4]	Bain & Company, Global Private Equity Report 2026, February 2026
[5]	Bain & Company, Global Private Equity Report 2026, February 2026
[6]	Bain & Company, Global Private Equity Report 2026, February 2026
[7]	Jeffries, Global Secondary Market Review, January 2026
[8]	Jeffries, Global Secondary Market Review, January 2026
[9]	Jeffries, Global Secondary Market Review, January 2026
[10]	Jeffries, Global Secondary Market Review, January 2026
[11]	Jeffries, Global Secondary Market Review, January 2026

Annual Report | March 31, 2026	3

Ares Private Markets Fund	Performance Overview
March 31, 2026 (Unaudited)

Average Annual Total Returns (as of March 31, 2026)

						Since	Inception
	1 Month	3 Month	6 Month	1 Year	3 Year	Inception	Date
Ares Private Markets Fund - Class A	1.90%	2.07%	2.79%	8.63%	–	16.40%	8/1/2023
Ares Private Markets Fund - Class A#	-1.65%	-1.50%	-0.80%	4.83%	–	14.86%	8/1/2023
Ares Private Markets Fund - Class I	1.96%	2.28%	3.20%	9.58%	15.46%	13.89%	4/1/2022
Ares Private Markets Fund - Class D	1.85%	2.14%	2.99%	9.23%	15.14%	15.13%	9/1/2022
MSCI World Index	-6.37%	-3.57%	-0.57%	18.90%	16.77%	10.28%	4/1/2022*

Past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when repurchased, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Average annual total returns in the above table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares. For the year ended March 31, 2026, the Fund’s total annual expense ratio, before fee waivers, was 5.02% for Class I, 5.21% for Class D and 5.85% for Class A. For the year ended March 31, 2026, after fee waivers, the Fund’s total annual expense ratio was 4.99% for Class I, 5.18% for Class D and 5.82% for Class A.

# The Average Annual Total Returns include the impact of the maximum sales load of 3.50%.

* April 1, 2022 is not the inception date of the MSCI World Index.

Performance of $1,000,000 Initial Investment (as of March 31, 2026)

The graph shown above represents historical performance of a hypothetical investment of $1,000,000 in Class I Shares of the Fund since inception. The required minimum initial investment by a shareholder in Class I Shares of the Fund is $1,000,000. The result is compared with a broad-based market index, the MSCI World Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. An investor cannot invest directly in an index. The market index has not been reduced to reflect any of the fees and costs of investing. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares.

Impact of the Fund's Distribution Policy

The Fund does not have a policy or practice of maintaining a specified level of distributions to shareholders as of the year ended March 31, 2026. The Fund intends to qualify annually as a regulated investment company under the Internal Revenue Code of 1986, as amended, and intends to distribute at least 90% of its annual net taxable income to its investors. From time to time, the Fund may also pay special interim distributions at the discretion of its Board of Trustees. In general, this practice does not affect the Fund's investment strategy and may reduce the Fund's net asset value. This practice also does not generally result in a return of capital to investors.

4	www.areswms.com

Ares Private Markets Fund	Performance Overview
March 31, 2026 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

AXA IM Prime Genesis PE Secondaries Fund	10.12%
Janus TopCo Limited	6.35%
BSP Solstice Investors L.P. (BCE)	5.81%
BSP Solstice Investors L.P. (AD)	5.80%
Fremman Special Opportunities 1 SCSp	4.06%
MCH Continuation Fund II, FICC	3.76%
Hellman & Friedman Capital Partners IX, L.P.	3.55%
FEH Group, LLC (13 shares class A common interests)	3.45%
Golden Acquisition Fund LP	3.30%
SkyKnight Capital II CV B, L.P.	3.06%
Top Ten Holdings	49.26%

Asset Allocation (as a % of Net Assets)*

*       Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

Annual Report | March 31, 2026	5

Ares Private Markets Fund	Consolidated Schedule of Investments
March 31, 2026

	Geographic	Acquisition			Percentage of
Private Assets - 125.88%	Region(a)	Date	Cost	Fair Value	Net Assets
Direct Investments/Co-Investments- 2.71%(b)(c)
Apax Vantage Software I L.P.(d)(e)	North America	5/30/2025	$–	$–	–%
CWC Fund I Co-Invest (AlTi) L.P.(e)	North America	3/26/2024	5,201,000	6,280,731	0.15%
Echo Co-Invest L.P.(e)	Europe	5/19/2025	5,000,000	5,273,089	0.13%
Hildred Capital Co-Invest-REBA, LP(d)(e)	North America	1/9/2025	27,497,683	41,152,181	1.00%
HPC GPFS Rise Co-Invest (Cayman) LP(d)(e)	North America	9/4/2025	23,505,619	26,314,398	0.64%
iCapital, Inc. (714,301 shares common stock)(e)(f)	North America	4/14/2025	10,000,000	11,328,814	0.27%
KKR Olympus Co-Invest L.P.(e)	North America	10/18/2022	2,585,212	3,100,020	0.08%
KWOL Co-Invest, L.P.(e)	North America	12/29/2023	10,000,000	18,082,705	0.44%
Total Direct Investments/Co-Investments			$83,789,514	$111,531,938

Primary Investments- 3.03%(b)(c)
Advent Global Technology III-A SCSp(d)(e)	North America	7/15/2025	–	–	–%
Advent International GPE XI-C SCSp(d)(e)	North America	6/20/2025	–	–	–%
Apax XI USD L.P.(d)(e)	North America	5/2/2024	1,646,072	1,818,488	0.04%
Aquiline Financial Services Fund V L.P.(d)	North America	5/22/2024	3,533,784	4,221,107	0.10%
Arlington Capital Partners VI, L.P.(d)(e)	North America	7/27/2023	7,815,181	9,899,548	0.24%
Aurora Equity Partners VII-A L.P.(d)(e)	North America	8/29/2025	344,473	229,751	0.01%
Bain Capital Fund XIV, L.P.(d)(e)	North America	4/1/2025	–	–	–%
BharCap Partners II-B, LP(d)	North America	12/27/2024	1,811,865	2,283,790	0.06%
Bridgepoint Growth II B LP(e)	Europe	11/29/2024	3,477,011	3,081,431	0.07%
Constellation Wealth Capital Fund, L.P.(d)	North America	1/26/2024	7,425,526	9,109,120	0.22%
EQT X (NO.2) USD SCSP(d)	North America	4/9/2024	2,562,885	2,613,890	0.06%
FS Equity Partners IX, L.P.(d)(e)	North America	3/31/2026	–	–	–%
H.I.G. Europe Middle Market LBO Fund II (Cayman)(e)	Europe	12/30/2025	221,606	381,190	0.01%
Haveli Investments Software Fund I, L.P.(d)	North America	4/28/2025	5,063,558	5,737,963	0.14%
HFCP XI (Parallel - A), L.P.(d)(e)	North America	12/15/2023	–	–	–%
Hildred Equity Partners III-A, LP(d)(e)	North America	10/8/2024	1,097,751	1,474,733	0.04%
Hunter Point Capital Investors (Onshore), L.P.(d)	North America	1/29/2024	10,251,120	11,878,577	0.29%
Integrum Capital Partners II, LP(d)(e)	North America	3/31/2025	1,045,850	923,981	0.02%
Integrum Capital Partners L.P.(d)	North America	12/2/2022	8,041,808	9,159,460	0.22%
K6 Private Investors, L.P.(d)(e)	North America	7/31/2025	–	(82,675)	0.00	%(g)
Kelso Investment Associates XI, L.P.(d)	North America	10/26/2023	4,940,918	6,228,726	0.15%
Kohlberg Investors X, L.P.(d)	North America	9/27/2024	4,325,650	5,076,987	0.12%
Leeds Equity Partners VIII-A, L.P.(d)(e)	North America	9/30/2025	591,036	411,004	0.01%
Levine Leichtman Capital Partners VII, L.P.(d)	North America	12/11/2024	2,604,936	2,935,723	0.07%
Lightyear Fund VI, L.P.(d)(e)	North America	12/12/2025	–	–	–%
Linden Structured Capital Fund II-A LP(d)	North America	7/18/2024	3,265,467	3,642,587	0.09%
Lindsay Goldberg VI L.P.(d)	North America	3/26/2025	186,277	48,963	0.00	%(g)
Lovell Minnick Equity Partners VI LP(d)	North America	8/13/2024	2,940,956	3,095,742	0.08%
Madison Dearborn Capital Partners IX, L.P.(d)	North America	10/8/2025	2,175,744	2,445,975	0.06%
MDP Arevi Fund I-C, L.P.(d)(e)	North America	12/15/2025	–	–	–%
New Mountain Partners VII LP(d)	North America	8/29/2024	3,543,203	4,252,352	0.10%
New Mountain Strategic Equity Fund II, L.P.(d)(e)	North America	7/31/2025	677,165	602,434	0.01%
Nexus Special Situations Fund IV, L.P.(d)(e)	North America	8/29/2025	938,525	1,026,262	0.03%
PSG VI (Lux) S.C.Sp.(d)	North America	5/22/2025	1,258,819	1,373,791	0.03%
SkyKnight Capital Fund IV, L.P.(d)	North America	11/13/2023	2,866,103	3,960,719	0.10%
Springcoast Partners I-A, L.P.(d)(e)	North America	12/22/2025	2,602,064	3,084,174	0.08%
The Veritas Capital Fund IX, L.P.(d)(e)	North America	12/17/2024	310,329	–	–%
THL Parallel Fund X, L.P.(d)(e)	North America	12/30/2025	–	–	–%
Thoma Bravo Fund XVI-A, L.P.(d)(e)	North America	10/30/2024	471,442	453,919	0.01%
TowerBrook Investors VII (Offshore), I.L.P.(d)(e)	North America	3/31/2026	–	–	–%
TPG Growth VI, L.P.(d)	North America	8/7/2025	1,941,214	2,129,447	0.05%
TPG Partners IX, L.P.(d)	North America	1/25/2024	–	–	–%
Trident X Parallel Fund, L.P.(d)(e)	North America	7/12/2024	–	–	–%

See Notes to Consolidated Financial Statements.

6	www.areswms.com

Ares Private Markets Fund	Consolidated Schedule of Investments
March 31, 2026

	Geographic	Acquisition			Percentage of
Private Assets - 125.88% (continued)	Region(a)	Date	Cost	Fair Value	Net Assets
Primary Investments- 3.03%(b)(c) (continued)
Valeas Capital Partners Fund I-A LP(d)	North America	1/31/2024	$7,791,138	$14,282,593	0.35%
Valeas Capital Partners Fund II-A LP(d)(e)	North America	9/18/2025	1,113,539	1,003,522	0.02%
VIP V Feeder S.C.Sp.(e)	Europe	10/16/2024	4,067,011	4,704,769	0.11%
Webster Equity Partners VI, L.P.(d)	North America	12/30/2025	1,595,000	1,640,896	0.04%
Total Primary Investments			$104,545,026	$125,130,939

Secondary Investments- 120.14%(b)(c)
Adams Street 2018 Global Fund LP(d)	North America	10/2/2024	185,494	284,371	0.01%
Advent International GPE VI-A Limited Partnership(e)	North America	3/31/2025	5,565,367	5,328,524	0.13%
Advent International GPE VII-E Limited Partnership(d)	North America	3/31/2025	7,176,975	7,960,064	0.19%
Advent Latin American Private Equity Fund VI-D LP(d)	Rest of World	3/31/2025	888,045	1,355,381	0.03%
AEA Fund VII, LP(d)(e)	North America	10/2/2024	863,653	1,112,570	0.03%
AEA Investors V LP(d)	North America	10/2/2024	23,340	31,273	0.00	%(g)
Affinity Asia Pacific Fund III (No. 2) L.P.(d)	Rest of World	12/29/2023	443,468	285,078	0.01%
Algebris NPL Partnership II S.C.S	Europe	3/31/2025	307,252	277,188	0.01%
Alpine Investors VI, L.P.(d)(e)	North America	12/29/2023	35,400,408	54,745,674	1.33%
Altas Partners Holdings II LP(d)	North America	10/2/2024	752,515	1,130,289	0.03%
Alteri Extended Value LP	Europe	12/11/2024	3,943,840	8,426,201	0.20%
Altor Fund II (No. 1) Limited Partnership	Europe	3/31/2025	125,662	103,977	0.00	%(g)
Altor Fund IV (No. 2) AB	Europe	3/31/2025	1,087,459	1,432,901	0.03%
Altor Fund V (No. 1) AB	Europe	3/31/2025	2,271,571	3,419,773	0.08%
Apax Europe VI-A, L.P.(d)(e)	Europe	3/31/2025	6,439,569	6,885,037	0.17%
Apax Europe VII - A, L.P.(d)(e)	Europe	10/2/2023	1,100,480	264,294	0.01%
Apax Europe VII - B, L.P.(e)	Europe	3/31/2025	2,595,392	397,771	0.01%
Apax US VII, L.P.(d)(e)	North America	6/30/2025	437,971	767,344	0.02%
Apax VIII - A, L.P.(e)	North America	3/31/2025	7,604,370	5,233,992	0.13%
Apax VIII - B, L.P.(d)(e)	North America	3/31/2025	6,213,458	4,177,243	0.10%
APH Extended Value Fund H LP(d)(e)	North America	1/30/2025	79,622,115	92,958,414	2.25%
Apollo Credit Opportunity Fund III, L.P.(d)	North America	6/28/2024	2,770	–	–%
Apollo Investment Fund IX, L.P.(d)	North America	4/1/2022	3,353,527	4,487,160	0.11%
Apollo Investment Fund VIII, L.P.(d)	North America	12/29/2023	114,601	124,330	0.00	%(g)
Apollo Overseas Partners VIII, L.P.(d)	Europe	3/31/2025	1,866,239	1,883,419	0.05%
Aquiline Financial Services Continuation Fund L.P(d)	North America	5/30/2024	7,962,711	14,952,469	0.36%
Aquiline Financial Services Fund L.P.	North America	3/31/2025	3,448,713	4,230,087	0.10%
ARDIAN Expansion Syclef Continuation Fund S.L.P(e)	Europe	12/23/2024	16,455,156	26,263,033	0.64%
Audax Mezzanine Fund III, L.P.	North America	9/29/2023	10,520	15,126	0.00	%(g)
Audax Private Equity Fund III, L.P.(d)	North America	9/29/2023	118,090	160,482	0.00	%(g)
Avenue Real Estate Fund L.P.	North America	12/29/2023	615,987	–	–%
AXA IM Prime Genesis PE Secondaries Fund	Europe	12/20/2024	365,063,266	417,464,321	10.12%
Bain Capital Beacon Holdings, L.P.(d)(e)	North America	3/24/2025	59,708,152	71,327,237	1.73%
Bain Capital Beacon Roll SPV XI, L.P.(d)(e)	North America	8/31/2025	14,210	430,857	0.01%
Bain Capital Europe Fund IV, L.P.(e)	North America	9/30/2025	5,517,474	5,743,336	0.14%
Bain Capital Europe V, SCSp(e)	North America	9/30/2025	6,889,333	9,668,711	0.23%
Bain Capital Fund VII, L.P.	North America	1/31/2024	1,270,242	2,181,879	0.05%
Bain Capital Fund XI, L.P.(d)	North America	3/31/2025	24,544,345	22,506,913	0.55%
Bain Capital Fund XII, L.P.(d)	North America	12/31/2024	6,952,584	14,819,879	0.36%
Barley (No.1) Limited Partnership(e)	Europe	6/18/2024	1,061,176	615,773	0.01%
BC European Capital IX - 2 LP	Europe	3/31/2025	13,422,175	15,819,364	0.38%
BC European Capital X - 2 LP	Europe	9/30/2025	14,403,632	17,045,332	0.41%
BC Partners Galileo (2) L.P.(e)	Europe	9/30/2025	7,358,860	7,861,937	0.19%
BC Partners XII(e)	Europe	10/10/2025	–	–	–%
Berkshire Fund VI, L.P.(d)	North America	12/29/2023	611,838	408,514	0.01%

See Notes to Consolidated Financial Statements.

Annual Report | March 31, 2026	7

Ares Private Markets Fund	Consolidated Schedule of Investments
March 31, 2026

	Geographic	Acquisition			Percentage of
Private Assets - 125.88% (continued)	Region(a)	Date	Cost	Fair Value	Net Assets
Secondary Investments- 120.14%(b)(c) (continued)
Berkshire Fund VII, L.P.(d)	North America	12/29/2023	$334,718	$106,931	0.00	%(g)
BF Garden Corporate Tax Credit Fund XII L.P.(e)	North America	1/12/2024	–	199,708	0.00	%(g)
Blackstone Capital Partners IV L.P.	North America	12/29/2023	1	–	–%
Blackstone Capital Partners V L.P.(d)	North America	12/29/2023	6,766	103,253	0.00	%(g)
Blackstone Capital Partners VI, L.P.(d)	North America	12/31/2024	33,066,503	43,329,304	1.05%
Blackstone Capital Partners VII L.P.(d)	North America	12/31/2024	3,297,152	3,532,113	0.09%
Blackstone Capital Partners VIII, L.P.(d)	North America	10/4/2024	8,546,765	9,360,544	0.23%
Blackstone Communications Partners I L.P.(d)(e)	North America	12/29/2023	–	–	–%
Blackstone Infrastructure Partners IRH-G L.P.(e)	North America	12/15/2023	20,484,718	24,123,807	0.59%
Blackstone Real Estate Partners Europe III, L.P.(d)	North America	12/29/2023	507,611	711,020	0.02%
Blackstone Real Estate Partners VI, LP(d)	North America	12/29/2023	–	12,505	0.00	%(g)
Blue Owl GP Stakes V US Investors LP(d)	North America	11/29/2024	46,109,691	54,983,519	1.33%
BP Ace CV, L.P.(d)	North America	12/12/2025	2,059,011	2,873,328	0.07%
Bridgepoint Credit Opportunities II, L.P.(d)(e)	Europe	6/28/2024	278,515	256,596	0.01%
Bridgepoint Europe IV A	Europe	10/8/2024	932,788	862,653	0.02%
Bridgepoint Europe IV E	Europe	10/8/2024	62,169	57,476	0.00	%(g)
Bridgepoint Europe VI 'E' LP	Europe	9/30/2025	5,551,246	8,456,646	0.21%
BSP Solstice Investors L.P. (AD)(d)	North America	4/1/2024	177,059,629	239,241,652	5.80%
BSP Solstice Investors L.P. (BCE)(d)	North America	4/1/2024	175,549,751	239,463,142	5.81%
BSP Summer Investors (PMF) L.P.(d)	North America	8/31/2023	7,849,017	9,707,082	0.24%
BSP Summer Investors L.P.(d)	North America	8/31/2023	7,849,018	9,707,041	0.24%
Canterbury Consulting PC Fund I (A), LP(d)	North America	9/30/2024	1,348,869	1,964,284	0.05%
Canterbury Consulting PC Fund II (A), L.P.(d)(e)	North America	9/30/2024	276,272	310,335	0.01%
Canterbury Consulting PC Fund II (B), LP(d)(e)	North America	9/30/2024	1,152,651	1,312,706	0.03%
Canterbury Consulting SPFS Fund VIII (Onshore)(d)	North America	9/30/2024	507,584	632,540	0.02%
CapVest Strategic Opportunities 3 SCSP	Europe	8/3/2022	–	4	0.00	%(g)
Carlyle Europe Partners II, L.P.	Europe	1/5/2024	–	–	–%
Carlyle Europe Partners III, L.P.	Europe	4/12/2024	62,826	63,879	0.00	%(g)
Carlyle Europe Partners IV, L.P. (USD)(d)	Europe	3/31/2025	1,993,910	1,637,908	0.04%
Carlyle Partners V, L.P.(d)(e)	North America	4/12/2024	474,588	486,654	0.01%
Carlyle Partners VI, L.P.(d)	North America	3/31/2025	2,183,502	1,813,943	0.04%
Carlyle Partners VII, L.P(d)	North America	10/31/2024	1,957,395	2,628,712	0.06%
Carlyle Partners VII, L.P.(d)	North America	3/31/2025	4,161,142	4,366,339	0.11%
Carlyle Partners VIII, L.P.(d)	North America	9/29/2023	6,199,605	7,977,969	0.19%
Catterton Partners VII, L.P.(d)(e)	North America	3/31/2025	10,805,363	11,417,009	0.28%
CD&R Fund VIII Wilsonart-A, L.P.(e)	North America	12/29/2023	–	44,451	0.00	%(g)
CD&R Value Building Partners I, L.P.	North America	9/30/2023	89,583	226,902	0.01%
Centerbridge Capital Partners III, L.P.(d)	North America	3/31/2025	3,042,911	2,533,629	0.06%
Cerberus Institutional Partners, L.P. (Series Four)(d)(e)	North America	10/10/2023	15,679	8,383	0.00	%(g)
CF24XB SCSp(e)	Europe	3/26/2025	100,000,000	111,408,430	2.70%
Charlesbank Equity Fund IX, L.P.(d)	North America	6/30/2025	34,638,755	33,777,454	0.82%
Charlesbank Equity Fund VI, Limited Partnership(d)	North America	6/30/2025	2,649,108	3,666,130	0.09%
Charlesbank Equity Fund VII, L.P.(d)(e)	North America	6/30/2025	156,211	198,343	0.00	%(g)
Charlesbank Equity Fund VIII, L.P.(d)	North America	6/30/2025	27,795,680	27,902,567	0.68%
Charlesbank Equity Fund X, L.P.(d)	North America	6/30/2025	16,484,623	21,012,431	0.51%
Charterhouse Capital Partners X, L.P.	Europe	3/31/2025	2,302,258	3,359,433	0.08%
Cinven Strategic Fund 2(d)(e)	Europe	6/30/2025	–	(124,191)	0.00	%(g)
Clayton, Dubilier & Rice Fund IX (Credit), L.P.	North America	9/30/2023	1,757	315,711	0.01%
Clayton, Dubilier & Rice Fund IX, L.P.(d)	North America	9/30/2025	8,941,956	10,146,916	0.25%
Clayton, Dubilier & Rice Fund VIII, L.P.(d)(e)	North America	12/29/2023	–	76,586	0.00	%(g)
Clayton, Dubilier & Rice Fund X, L.P.(d)	North America	3/31/2025	3,975,985	4,105,638	0.10%
Clayton, Dubilier & Rice Fund XI, L.P.(d)(e)	North America	3/31/2025	5,454,780	7,061,965	0.17%
Comvest Capital II, L.P.(d)	North America	1/5/2024	–	82	0.00	%(g)

See Notes to Consolidated Financial Statements.

8	www.areswms.com

Ares Private Markets Fund	Consolidated Schedule of Investments
March 31, 2026

	Geographic	Acquisition			Percentage of
Private Assets - 125.88% (continued)	Region(a)	Date	Cost	Fair Value	Net Assets
Secondary Investments- 120.14%(b)(c) (continued)
Crescent Special Situations Fund (Investor Group), L.P.(d)	North America	12/29/2023	$–	$67,024	0.00	%(g)
Crestview Partners II, L.P.(d)	North America	1/15/2024	939,104	3,315,318	0.08%
Crestview Partners, L.P.(d)	North America	1/5/2024	1,013,398	1,166,775	0.03%
CVC Capital Partners Asia Pacific III, L.P.(d)	Europe	12/29/2023	58,521	96,792	0.00	%(g)
CVC Capital Partners Locron (A) SCSp(e)	Europe	10/14/2025	28,596,135	31,086,842	0.75%
CVC Capital Partners VI (B) L.P.	Europe	9/30/2025	34,718,973	32,524,496	0.79%
CVC Capital Partners VII (A) L.P	Europe	10/23/2024	2,551,700	3,585,043	0.09%
CVC Capital Partners VII (A) L.P.	Europe	9/30/2025	4,599,081	5,736,068	0.14%
CVC European Equity Partners III L.P.(d)	Europe	12/29/2023	93,904	206,690	0.00	%(g)
CVC European Equity Partners IV, L.P.(d)(e)	Europe	12/29/2023	47,803	123,051	0.00	%(g)
CVC European Equity Partners V (C) L.P.(d)(e)	Europe	12/29/2023	940,324	1,309,199	0.03%
Darwin Private Equity I LP(e)	Europe	3/28/2024	113,528	130,230	0.00	%(g)
DFW Capital Partners V, L.P.(d)	North America	4/1/2022	5,387,058	8,102,070	0.20%
Direct Lending Continuation Fund I SLP (Credit)(d)(e)	North America	3/16/2026	–	–	–%
EAG Holdings, L.P.(d)(e)	Rest of World	3/14/2026	–	–	–%
Echo Buyout II L.P.(e)	Europe	2/12/2026	41,341,370	41,117,327	1.00%
Echo Buyout L.P.	Europe	9/22/2025	5,000,000	4,964,253	0.12%
EnCap Energy Capital Fund IX-D, L.P.	North America	9/29/2023	11,756	44,957	0.00	%(g)
Energy Capital Partners Mezzanine Opportunities Fund, L.P.(d)(e)	North America	1/5/2024	491,908	503,706	0.01%
Essex Woodlands Health Ventures Fund VI, L.P.(e)	North America	12/29/2023	1,042,535	255,949	0.01%
Essex Woodlands Health Ventures Fund VII, L.P.	North America	12/29/2023	139,431	135,049	0.00	%(g)
Exponent Private Equity Partners, L.P.(e)	Europe	3/28/2024	29,339	39,782	0.00	%(g)
FEH Group, LLC (13 shares class A common interests)(f)	North America	12/13/2024	95,967,736	142,166,633	3.45%
Foundry Venture Capital 2007, L.P.(d)(e)	North America	3/28/2024	246,225	37,007	0.00	%(g)
Framework Ventures III L.P.(e)	North America	10/2/2024	856,746	639,099	0.02%
Fremman Special Opportunities 1 SCSp	Europe	3/2/2026	128,281,965	167,532,281	4.06%
FTVentures III, L.P.(d)	North America	12/29/2023	1,284,795	1,213,859	0.03%
FUSE Venture Partners Alpha I, LP(d)	North America	9/30/2024	333,740	462,528	0.01%
Golden Acquisition Fund LP(d)(e)	North America	10/24/2025	86,517,043	136,275,794	3.30%
Green Equity Investors CF IV J, L.P.(d)(e)	North America	5/29/2025	8,002,327	8,555,542	0.21%
Green Equity Investors CF IV-C, L.P.(d)(e)	North America	4/15/2025	80,785,358	84,908,431	2.06%
Green Equity Investors Side CF III-C, L.P.(d)	North America	12/4/2023	16,999,354	28,785,312	0.70%
Green Equity Investors V(d)(e)	North America	4/5/2024	253,340	28,535	0.00	%(g)
Gryphon Partners 3.5, L.P.(d)(e)	North America	9/29/2023	51,558	27,816	0.00	%(g)
Gryphon Partners IV, L.P.(d)(e)	North America	9/29/2023	149,572	296,859	0.01%
Hamilton Lane Co-Investment Fund II, L.P.(d)	North America	9/29/2023	86,522	220,322	0.01%
Hancock Park Capital III(e)	North America	7/3/2024	1,211,757	1,488,419	0.04%
HCI Equity Partners EV I, L.P.(d)(e)	North America	9/9/2024	17,401,338	23,433,656	0.57%
Hellman & Friedman Capital Partners IX, L.P.(d)	North America	12/31/2024	122,726,176	146,343,396	3.55%
Hellman & Friedman Capital Partners VII, L.P.(d)	North America	6/30/2025	2,772,977	2,663,446	0.06%
Hellman & Friedman Capital Partners VIII, L.P.(d)	North America	12/31/2024	81,649,306	81,382,174	1.97%
Hellman & Friedman Capital Partners X, L.P.(d)	North America	12/31/2024	83,543,655	94,678,553	2.30%
HgCapital 8 A L.P.	North America	9/30/2025	11,351,389	10,080,342	0.24%
Hildred Perennial Partners I, L.P.(d)(e)	North America	12/22/2023	23,970,986	36,948,673	0.90%
HKW Capital Partners V, L.P.(d)	North America	9/30/2024	1,017,039	1,568,929	0.04%
Iaso Fund, L.P.(d)(e)	Europe	12/5/2025	54,508,153	58,889,175	1.43%
Insight Partners Coinvestment Fund II(e)	North America	3/31/2025	17,274,288	16,373,891	0.40%
Insight Partners Coinvestment Fund III(d)(e)	North America	9/30/2023	40,679	100,245	0.00	%(g)
Insight Partners Continuation Fund (Cayman), L.P.(d)	North America	3/31/2025	4,265,536	3,805,977	0.09%
Insight Partners Continuation Fund II, L.P.(d)	North America	3/31/2023	20,010,495	27,454,537	0.67%
Insight Venture Partners VII, L.P.(d)(e)	North America	3/31/2025	19,822,290	16,912,978	0.41%
Insight Venture Partners VIII, L.P.(d)(e)	North America	3/31/2025	15,945,876	18,382,439	0.45%

See Notes to Consolidated Financial Statements.

Annual Report | March 31, 2026	9

Ares Private Markets Fund	Consolidated Schedule of Investments
March 31, 2026

	Geographic	Acquisition			Percentage of
Private Assets - 125.88% (continued)	Region(a)	Date	Cost	Fair Value	Net Assets
Secondary Investments- 120.14%(b)(c) (continued)
Janus TopCo Limited(e)	North America	9/23/2025	$219,832,411	$261,693,383	6.35%
Kayne Anderson Energy Fund VI, L.P.	North America	10/3/2023	1,014	2,017	0.00	%(g)
Kelso Investment Associates IX, L.P.(d)	North America	9/30/2025	16,955,600	14,516,180	0.35%
Kelso Investment Associates VII, L.P.(e)	North America	9/29/2023	1,520	10,509	0.00	%(g)
Kelso Investment Associates VIII, L.P.(d)(e)	North America	12/29/2023	539,371	120,124	0.00	%(g)
KKR Americas Fund XII (EEA), L.P.(d)	North America	4/1/2022	3,940,459	5,572,050	0.14%
KKR Americas Fund XII L.P.(d)	North America	9/25/2025	270,984	542,395	0.01%
KKR Indigo Equity Partners A L.P.(e)	North America	6/8/2022	888,300	1,070,705	0.03%
KKR Indigo Equity Partners B L.P.(e)	North America	6/8/2022	12,559,059	14,834,496	0.36%
KKR North America Fund XI, L.P.(d)	North America	9/30/2025	11,872,156	17,922,157	0.43%
KRG Capital Fund IV, L.P.(d)(e)	North America	3/28/2024	731,219	587,479	0.01%
Levine Leichtman Capital Partners IV, L.P.(d)	North America	3/28/2024	–	24,586	0.00	%(g)
Linden Opportunities Fund L.P.(d)(e)	North America	9/1/2022	8,572,704	9,729,736	0.24%
Lindsay Goldberg - Attain L.P.(d)(e)	North America	12/2/2024	31,667,585	42,744,248	1.04%
Livingbridge 6 L.P.	Europe	4/1/2022	14,085,348	15,791,706	0.38%
Livingbridge Enterprise 2 L.P.(e)	Europe	4/1/2022	4,450,971	2,140,241	0.05%
LLCP LMM Acquisition Fund, L.P.(d)	North America	11/20/2024	13,974,817	17,674,819	0.43%
Lorient Peregrine Investment, L.P.(e)	North America	11/25/2022	10,066,631	9,991,611	0.24%
Madison Dearborn Capital Partners VII, L.P.(d)	North America	4/1/2022	5,869,627	8,430,713	0.20%
MCH Continuation Fund II, FICC(d)(e)	Europe	2/17/2026	129,338,356	154,892,777	3.76%
Medley Opportunity Fund II L.P.	North America	12/29/2023	–	–	–%
Melody Capital Partners Onshore Credit Fund, L.P.	North America	12/29/2023	1,407,180	738,323	0.02%
MHR Institutional Partners II- A, L.P.(e)	North America	1/12/2024	2,868,663	6,808,986	0.17%
MHR Institutional Partners III, L.P.(d)(e)	North America	1/2/2025	4,160,487	6,180,107	0.15%
Mill Road Capital III, L.P.(d)(e)	North America	7/3/2024	4,304,830	5,782,318	0.14%
Mill Road Capital, L.P.(d)(e)	North America	7/3/2024	2,615,873	899,755	0.02%
Mohr Davidow Ventures VIII, L.P.	North America	10/2/2023	–	37,156	0.00	%(g)
Montagu V (US) L.P.	Europe	3/31/2025	10,189,982	13,681,633	0.33%
Montagu V L.P.	Europe	3/31/2025	5,734,074	6,428,817	0.16%
Montagu VII (B) SCSp(e)	Europe	8/31/2025	138,053	294,824	0.01%
NCP Fund I, LP(d)	North America	6/30/2025	7,712,199	9,543,000	0.23%
NCP Fund II-A, LP(d)	North America	6/30/2025	6,083,089	6,937,374	0.17%
New Form Capital II, L.P.(d)(e)	North America	10/2/2024	366,891	610,010	0.01%
New Mountain Partners III, L.P.(d)(e)	North America	3/31/2025	2,438,888	2,983,025	0.07%
New Mountain Partners IV, L.P.(d)	North America	10/8/2024	7,227,945	6,588,058	0.16%
New Mountain Partners V, L.P.(d)	North America	3/31/2023	4,516,352	5,483,169	0.13%
New Mountain SRC Continuation Fund, L.P.(d)(e)	North America	4/8/2025	53,940,130	67,425,163	1.64%
New Mountain SRC Rollover Fund, L.P.(e)	North America	4/8/2025	3,762,708	4,139,577	0.10%
NewVest PE50 2024 (Cayman), LP(d)	North America	12/16/2024	7,628,800	7,821,810	0.19%
Nordic Capital VIII Alpha, L.P.	Europe	3/31/2025	1,128,200	1,984,885	0.05%
North Haven Capital Partners W50 CV L.P.(d)(e)	North America	3/21/2024	12,503,700	14,595,048	0.35%
Oak Hill Digital Opportunities Partners(d)(e)	North America	10/23/2024	3,701,433	4,635,605	0.11%
Oaktree Opportunities Fund IX (Cayman), L.P.	North America	3/31/2025	2,045,684	2,533,903	0.06%
One Equity Partners VI, L.P.(d)(e)	North America	9/30/2025	8,387,307	15,151,028	0.37%
One Equity Partners VII, L.P.(d)	North America	9/30/2025	25,779,242	25,757,799	0.62%
Onex Partners III Leaf Redemption LP	North America	3/30/2026	1,250,429	1,559,112	0.04%
Onex Partners III LP(d)	North America	3/31/2025	5,073,083	7,064,944	0.17%
Onex Partners IV Leaf Redemption LP	North America	3/30/2026	3,186,674	3,312,714	0.08%
Onex Partners IV, LP(d)	North America	3/31/2025	14,982,574	11,619,847	0.28%
Onex Partners Opportunity Fund LP(d)	North America	5/31/2025	967,940	1,022,798	0.02%
Onex Partners V Leaf Redemption LP	North America	3/30/2026	137,201	229,473	0.01%
Onex Partners V LP(d)	North America	3/31/2025	2,653,737	3,770,412	0.09%
Pacific Equity Partners Fund IV, L.P.(d)(e)	Rest of World	3/24/2024	2,278	74,221	0.00	%(g)
Pacific Equity Partners Supplementary Fund IV, L.P.(d)(e)	Rest of World	12/29/2023	761	51,073	0.00	%(g)

See Notes to Consolidated Financial Statements.

10	www.areswms.com

Ares Private Markets Fund	Consolidated Schedule of Investments
March 31, 2026

	Geographic	Acquisition			Percentage of
Private Assets - 125.88% (continued)	Region(a)	Date	Cost	Fair Value	Net Assets
Secondary Investments- 120.14%(b)(c) (continued)
Paddington Partners, L.P.(d)	North America	1/10/2024	$34,848,193	$31,638,178	0.77%
PAI Strategic Partnerships II SCSp(e)	Europe	9/23/2025	28,102,151	26,684,703	0.65%
Permira IV L.P.2	Europe	3/31/2025	9,393,333	10,835,659	0.26%
Permira V G.P. L.P.	Europe	9/30/2025	2,454,363	4,255,585	0.10%
Permira VI L.P.1	Europe	9/30/2025	3,928,007	5,138,347	0.12%
Permira VII L.P. 1	Europe	10/8/2024	1,753,855	2,181,400	0.05%
Platinum Equity Capital Partners I(d)	North America	12/29/2023	31,837	425,755	0.01%
Platinum Equity Capital Partners IV, L.P.(d)	North America	6/30/2022	20,780,455	18,972,004	0.46%
Polaris Venture Partners IV, L.P.(d)(e)	North America	12/29/2023	208,730	220,636	0.01%
Polaris Venture Partners V, L.P.(d)	North America	12/29/2023	662,923	786,256	0.02%
Primus Pacific Partners 1 L.P.(e)	Rest of World	3/28/2024	3,602,071	1,939,510	0.05%
Project Equity Company I (Mauritius) Limited(d)(e)	North America	6/28/2024	57,202	103,666	0.00	%(g)
Providence Equity Partners (Midsummer) L.P.(d)(e)	Europe	9/30/2025	7,032,914	9,084,259	0.22%
Providence Equity Partners (Unity) S.C.Sp	Europe	5/31/2024	1,772,354	13,073,113	0.32%
Providence Equity Partners VI L.P.(d)	North America	9/30/2023	133,351	28,156	0.00	%(g)
Providence Equity Partners VII, L.P.(d)	North America	9/30/2025	3,728,377	5,511,177	0.13%
Providence Equity Partners VII-A L.P.(d)	North America	3/31/2025	10,159,042	10,832,452	0.26%
Providence Equity Partners VIII, L.P.(d)	North America	3/31/2025	38,008,305	50,949,967	1.24%
Purple Garden Invest (D) AB(e)	Europe	9/30/2025	11,912,747	14,809,667	0.36%
Red Garden Invest (D) AB(e)	Europe	9/30/2025	15,743,507	18,872,924	0.46%
Redmile BioPharma Investments III, LP(d)	North America	9/30/2024	311,036	396,629	0.01%
RiverRock European Opportunities Fund, L.P.(e)	Europe	6/28/2024	246,424	51,538	0.00	%(g)
RREF IV Debt Direct Domestic Investors, LP(d)	North America	9/30/2024	410,195	648,146	0.02%
Rubicon Continuation Fund L.P.(d)	North America	11/12/2024	26,404,354	33,772,564	0.82%
Sandler Capital Partners V, L.P.(e)	North America	12/29/2023	1,036,693	1,183,680	0.03%
Searchlight Capital III, L.P.(d)	North America	9/30/2024	748,759	1,157,261	0.03%
Signal Peak Ventures III, L.P.(e)	North America	3/31/2025	1,247,468	1,768,840	0.04%
Silver Cup Holdings V, L.P.(d)(e)	North America	9/30/2023	756,866	1,535,791	0.04%
Silver Lake Partners III, LP(d)	North America	1/2/2025	59,827	117,792	0.00	%(g)
Silver Lake Partners IV, L.P.(d)	North America	3/31/2025	37,478,145	60,040,572	1.46%
Silver Lake Partners V, LP(d)	North America	6/30/2025	18,357,249	24,437,395	0.59%
Silver Lake Partners VI, L.P.(d)	North America	6/30/2025	17,124,265	29,337,385	0.71%
Silver Lake Partners VII, L.P.(d)(e)	North America	6/30/2025	14,009,479	19,910,702	0.48%
Sixth Street Opportunities Partners III, L.P.(d)	North America	10/12/2023	13,857	18,020	0.00	%(g)
SkyKnight Capital II CV A, L.P.(d)	North America	10/30/2024	882	1,071	0.00	%(g)
SkyKnight Capital II CV B, L.P.(d)	North America	10/30/2024	99,811,472	126,250,097	3.06%
SkyKnight TG Holdings, L.P.(d)(e)	North America	7/21/2025	9,757,415	10,068,295	0.24%
SL Olympian SPV	North America	11/5/2025	3,058,729	3,112,896	0.08%
SL SPV-2, L.P.	North America	1/2/2025	845,957	15,839,398	0.38%
Snow Phipps Group, L.P.(d)	North America	1/5/2024	2,014,626	4,066,860	0.10%
South Florida Motorsports LLC (13 shares class A common interests)(f)	North America	12/13/2024	2,758,097	13,143,267	0.32%
South Florida Tennis, LLC (13 shares class A common interests)(f)	North America	10/1/2025	1,176,879	3,887,286	0.09%
Starwood Global Opportunity Fund VII-B, L.P.(e)	North America	3/28/2024	358,814	510,249	0.01%
Storm Investments S.A.R.L (61,455 shares)(e)(f)	Europe	3/12/2026	23,398,322	23,481,718	0.57%
Strategic Value SH 130-A, L.P.(d)	North America	12/13/2024	18,552,911	22,647,314	0.55%
Summit Partners Credit Fund II, L.P.(d)	North America	3/28/2024	1,929,848	1,205,038	0.03%
Summit Partners Private Equity Fund VII-A, L.P.(e)	North America	10/3/2023	85,311	40,540	0.00	%(g)
Sycamore Partners III-A, L.P.(d)	North America	12/29/2023	36,433,591	51,558,894	1.25%
TB Project Ledger, L.P.(d)(e)	North America	3/14/2026	–	–	–%
TH Lee Putnam Ventures Liquidation Trust	North America	3/28/2024	24,715	17,390	0.00	%(g)
The Fifth Cinven Fund	Europe	6/30/2025	7,146,650	9,227,204	0.22%
The Fourth Cinven Fund(e)	Europe	6/30/2025	22,491	60,282	0.00	%(g)
The Seventh Cinven Fund	Europe	6/30/2025	19,825,338	23,518,742	0.57%

See Notes to Consolidated Financial Statements.

Annual Report | March 31, 2026	11

Ares Private Markets Fund	Consolidated Schedule of Investments
March 31, 2026

Private Assets - 125.88% (continued)	Geographic Region(a)	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
Secondary Investments- 120.14%(b)(c) (continued)
The Sixth Cinven Fund	Europe	6/30/2025	$12,833,514	$14,733,000	0.36%
The Third Cinven Fund Trust(e)	Europe	6/30/2025	392,119	713,840	0.02%
The Veritas Capital Fund V, L.P(d)	North America	9/30/2024	5,414,012	4,816,267	0.12%
THL Fund IX Investors (Star II), L.P.(e)	North America	9/29/2023	998,049	1,250,076	0.03%
Thoma Bravo Fund XI-A, L.P.(d)	North America	3/31/2025	6,016,963	7,840,784	0.19%
Thoma Bravo Special Opportunities Fund II-A, L.P.(d)	North America	3/31/2025	8,573,961	11,301,430	0.27%
Thomas H. Lee Equity Fund VII, L.P.(d)(e)	North America	9/29/2023	216,029	142,548	0.00	%(g)
Thomas H. Lee Parallel (Cayman) Fund VII, L.P.(d)(e)	North America	9/30/2024	2,831,398	2,897,205	0.07%
Thomas H. Lee Parallel Fund VIII, L.P.(d)	North America	3/31/2025	3,363,912	4,493,504	0.11%
Thomas Weisel India Opportunity Fund, L.P.(d)(e)	North America	1/12/2024	999,444	840,790	0.02%
Towerbrook TMX Continuation Fund, L.P.(d)	North America	6/13/2023	10,223,848	19,238,145	0.47%
TPG Asia V, L.P.(d)	North America	12/29/2023	85,160	306,836	0.01%
TPG Healthcare Partners, L.P.(d)	North America	9/30/2023	2,880,445	3,770,345	0.09%
TPG Partners IV, L.P.(d)(e)	North America	6/30/2025	29,744	97,460	0.00	%(g)
TPG Partners IX, L.P.(d)	North America	9/15/2025	3,942,475	4,445,337	0.11%
TPG Partners VI, L.P.(d)	North America	3/31/2025	1,625,755	2,295,990	0.06%
TPG Partners VII, L.P.(d)	North America	9/30/2025	4,124,490	3,498,032	0.08%
TPG Partners VIII, L.P.(d)	North America	12/29/2023	40,980,321	47,831,620	1.16%
TPG Star, L.P.	North America	9/30/2023	65,523	–	–%
Trident V, L.P.(d)	North America	3/31/2025	–	48,717	0.00	%(g)
Trident VI Parallel Fund, L.P.(d)	North America	3/31/2025	9,576,473	12,058,294	0.29%
Trilantic Capital Partners Prime (North America) L.P.(d)(e)	North America	12/29/2023	4,267,600	7,094,419	0.17%
Vector Capital IV, L.P.(d)	North America	3/31/2025	1,343,851	1,766,898	0.04%
Vector Capital VI, L.P.(d)	North America	4/22/2025	379,421	345,957	0.01%
Vestar Capital Partners VII, L.P.(d)	North America	9/30/2025	21,750,503	22,517,918	0.55%
VIP III Feeder LP	Europe	9/6/2024	14,556,818	17,878,876	0.43%
VIP III LP	Europe	9/24/2024	3,226,902	3,963,220	0.10%
VIP V Feeder S.C.Sp.(e)	Europe	10/16/2024	2,862,910	3,311,850	0.08%
Vista Equity Partners Fund V, L.P.(d)	North America	4/1/2022	19,862,164	13,497,412	0.33%
Vista Equity Partners Fund V-A, L.P.(d)	North America	3/31/2025	5,830,291	5,210,767	0.13%
Vista Equity Partners Fund VI-A, L.P.(d)	North America	3/31/2025	4,361,348	4,895,082	0.12%
Vista Equity Partners Hubble L.P(d)	North America	3/3/2025	1,502,897	2,255,011	0.05%
Vista Foundation Fund IV-A, L.P.(d)(e)	North America	3/31/2025	5,441,900	5,670,622	0.14%
Vistria Agua CV, LP(d)(e)	North America	9/30/2025	13,465,233	18,812,205	0.46%
VPC Fund II, L.P.(d)	North America	1/12/2024	923,961	782,680	0.02%
VVI I S.C.Sp.(d)(e)	Europe	1/9/2026	11,376,767	11,168,665	0.27%
VVI SIV I S.C.Sp.(d)(e)	Europe	1/9/2026	5,804,312	5,804,312	0.14%
Warburg Pincus Global Growth, L.P.(d)	North America	12/29/2023	18,048,899	28,387,087	0.69%
Warburg Pincus Jovian GG, L.P.(d)	North America	12/17/2024	1,534,826	2,921,437	0.07%
Warburg Pincus Private Equity X, L.P.(e)	North America	1/2/2025	419,814	253,820	0.01%
Warburg Pincus Private Equity XII, L.P.	North America	12/30/2022	33,386,012	45,825,602	1.11%
WCAS XIII, L.P.(d)	North America	9/30/2025	10,274,911	19,858,464	0.48%
WCP Bridge Fund, L.P.(d)(e)	North America	9/30/2025	1,686,125	4,917,229	0.12%
WE Strategic Partners SPE-A, L.P.	North America	3/31/2023	20,381,968	22,240,603	0.54%
Wellspring Capital Partners VI (Onshore), L.P.(d)(e)	North America	9/30/2025	21,362,490	17,205,259	0.42%
WestView Capital Partners III, L.P.(d)(e)	North America	6/30/2025	2,431,529	3,792,565	0.09%
Wind Point Partners VIII-A, L.P.(d)	North America	9/30/2025	8,016,611	3,634,355	0.09%
Z Capital Partners II, L.P.(d)(e)	North America	12/29/2023	19,602,110	15,683,685	0.38%
Total Secondary Investments			$4,055,986,865	$4,953,886,838

Total Private Assets			$4,244,321,405	$5,190,549,715

See Notes to Consolidated Financial Statements.

12	www.areswms.com

Ares Private Markets Fund	Consolidated Schedule of Investments
March 31, 2026

Short-Term Investments - 1.91%	Shares	Cost	Fair Value	Percentage of Net Assets
Goldman Sachs Financial Square Government Fund, Institutional Class, 3.56%(h)	78,702,565	78,702,565	78,702,565	1.91%
Total		78,702,565	78,702,565

Total Short-Term Investments		$78,702,565	$78,702,565

Total Investments - 127.79%		$4,323,023,970	$5,269,252,280
Liabilities in Excess of Other Assets - (27.79%)			(1,145,730,109)
Net Assets - 100.00%			$4,123,522,171

(a)	In the case of Private Assets, geographic region generally refers to where the general partner is headquartered and may be different from where a Private Asset invests or operates.
(b)	The focus of this investment class is on buyout investments.
(c)	Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. Total fair value of restricted securities amounts to $5,190,549,715, which represents approximately 125.88% of the Fund's net assets as of March 31, 2026.
(d)	Additional capital has been committed but has not been fully funded by the Fund at March 31, 2026. See Note 3 for total unfunded investment commitments.
(e)	Non-income producing security.
(f)	Investments whose values were determined using significant unobservable inputs (Level 3) (See Note 3 to the consolidated financial statements).
(g)	Rounds to less than 0.005%.
(h)	The rate shown is the annualized 7-day yield as of March 31, 2026.

See Notes to Consolidated Financial Statements.

Annual Report | March 31, 2026	13

Ares Private Markets Fund	Consolidated Statement of Assets and Liabilities
March 31, 2026

ASSETS
Private Assets, at fair value (Cost $4,244,321,405)	$5,190,549,715
Short-term investments, at fair value (Cost $78,702,565)	78,702,565
Cash	1,123,076
Foreign currency, at value (Cost $8,689,310)	8,677,990
Dividends receivable	1,467,625
Due from Adviser	1,225,626
Receivable for distributions from Private Assets	15,254,355
Income tax receivable	93,369
Prepaid expenses and other assets	4,415,163
Total assets	5,301,509,484

LIABILITIES
Payable for investments purchased	645,375
Payable for shares repurchased	128,184,282
Administration and fund accounting fees payable	527,482
Administrative reimbursement payable to the Adviser (Note 4)	1,014,182
Transfer agent fees payable	706,480
Distribution and shareholder servicing fee payable (Note 4)	1,626,179
Advisory fee payable (Note 4)	17,885,594
Incentive fee payable (Note 4)	17,771,558
Interest expense payable	639,221
Credit facility fees payable	15,238
Credit facility outstanding	970,289,728
Trustees fees and expenses payable	80,750
Deferred tax liabilities	33,641,398
Accrued expenses and other liabilities	4,959,846
Total liabilities	1,177,987,313
Commitments and contingencies (Note 13)
NET ASSETS	$4,123,522,171

COMPOSITION OF NET ASSETS
Paid-in capital	$3,377,783,485
Distributable Earnings/(Losses)	745,738,686
NET ASSETS	$4,123,522,171

Net Assets Attributable to:
Class I Shares	$1,848,547,242
Class D Shares	28,355,255
Class A Shares	2,246,619,674
$4,123,522,171
Shares Outstanding:
Class I Shares	47,362,935
Class D Shares	734,422
Class A Shares	59,049,454
107,146,811
Net Asset Value per Share:
Class I Shares	$39.03
Class D Shares	$38.61
Class A Shares	$38.05

See Notes to Consolidated Financial Statements.

14	www.areswms.com

Ares Private Markets Fund	Consolidated Statement of Operations
For the Year Ended March 31, 2026

For the
Year Ended
March 31, 2026
INVESTMENT INCOME
Dividend income	$6,423,410
Interest income	1,357,954
Total investment income	$7,781,364

EXPENSES
Advisory fees (Note 4)	$59,954,933
Administration and fund accounting fees	1,874,193
Administrative reimbursement to the Adviser (Note 4)	3,539,219
Transfer agent fees	592,899
Distribution and shareholder servicing fees - Class A (Note 4)	16,470,102
Distribution and shareholder servicing fees - Class D (Note 4)	67,341
Professional fees	6,254,858
Custodian fees	302,464
Trustees' fees and expenses	334,026
Interest expense (Note 5)	34,628,100
Incentive fees (Note 4)	57,221,851
Credit facility fees (Note 4)	8,586,143
Current tax expense	1,608,895
Other	4,517,605
Total expenses	195,952,629
Less fees waived by Adviser (Note 4)	(1,032,731)
Expenses recouped to Adviser (Note 4)	968,935
Net expenses	195,888,833
NET INVESTMENT LOSS	$(188,107,469)

NET REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) FROM PRIVATE ASSETS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on distributions from Private Assets	124,253,755
Net realized loss from foreign currency transactions	(210,000)
Total net realized gain/(loss) from Private Assets and foreign currency	124,043,755

Net change in unrealized appreciation/(depreciation) on Private Assets	413,468,380
Net change on deferred tax	(16,777,962)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(6,199,123)
Net change in unrealized appreciation (depreciation), net of deferred taxes	390,491,295
NET REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON PRIVATE ASSETS AND FOREIGN CURRENCY TRANSACTIONS	514,535,050
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$326,427,581

See Notes to Consolidated Financial Statements.

Annual Report | March 31, 2026	15

Ares Private Markets Fund	Consolidated Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	March 31, 2026	March 31, 2025
OPERATIONS
Net investment loss	$(188,107,469)	$(88,489,538)
Net realized gain/(loss) from Private Assets and foreign currency	124,043,755	39,793,545
Net change in unrealized appreciation (depreciation), net of deferred taxes	390,491,295	381,056,625
Net increase in net assets resulting from operations	326,427,581	332,360,632

DISTRIBUTIONS
Class I	(24,460,463)	(14,590,394)
Class D	(396,090)	(325,663)
Class A	(29,603,512)	(17,081,601)
Net decrease in net assets from distributions	(54,460,065)	(31,997,658)

CAPITAL SHARE TRANSACTIONS
Class I
Proceeds from shares issued	646,453,790	505,570,421
Reinvestment of distributions	11,243,295	4,939,894
Cost of shares repurchased	(149,049,421)	(72,319,478)
Exchanges	18,776,226	5,882,493
Net increase from capital share transactions	527,423,890	444,073,330
Class D
Proceeds from shares issued	4,284,400	13,040,575
Reinvestment of distributions	228,720	190,455
Cost of shares repurchased	(1,249,742)	(794,386)
Exchanges	(3,424,415)	(295,474)
Net increase/(decrease) from capital share transactions	(161,037)	12,141,170
Class A
Proceeds from shares issued	685,985,346	961,396,036
Reinvestment of distributions	22,428,507	12,486,620
Cost of shares repurchased	(94,134,721)	(9,217,486)
Exchanges	(15,351,811)	(5,587,019)
Net increase from capital share transactions	598,927,321	959,078,151
Net increase in net assets from capital share transactions	1,126,190,174	1,415,292,651

NET ASSETS
Beginning of year	2,725,364,481	1,009,708,856
End of year	$4,123,522,171	$2,725,364,481

See Notes to Consolidated Financial Statements.

16	www.areswms.com

Ares Private Markets Fund	Consolidated Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	March 31, 2026	March 31, 2025
Fund Share Transactions
Class I
Shares Sold	17,490,667	15,187,850
Reinvestment of distributions	296,703	146,859
Repurchase of shares	(3,883,329)	(2,087,801)
Exchanges	506,088	173,192
Net increase in shares outstanding	14,410,129	13,420,100
Class D
Shares Sold	117,272	394,717
Reinvestment of distributions	6,091	5,700
Repurchase of shares	(33,353)	(23,761)
Exchanges	(94,970)	(8,881)
Net increase/(decrease) in shares outstanding	(4,960)	367,775
Class A
Shares Sold	18,916,406	29,324,903
Reinvestment of distributions	605,434	376,482
Repurchase of shares	(2,516,386)	(266,867)
Exchanges	(420,539)	(166,792)
Net increase in shares outstanding	16,584,915	29,267,726

See Notes to Consolidated Financial Statements.

Annual Report | March 31, 2026	17

Ares Private Markets Fund	Consolidated Statement of Cash Flows
For the Year Ended March 31, 2026

For the Year Ended
March 31, 2026
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$326,427,581
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of Private Assets (net of payable for investments purchased)	(2,239,156,659)
Distributions received from Private Assets (net of receivable for distributions of Private Assets)	612,417,321
Net sales of short-term investments	59,498,251
Net realized gain on distributions from Private Assets	(124,253,755)
Net change in unrealized appreciation/(depreciation) on Private Assets	(413,468,380)
Net change on deferred tax	16,777,962
(Increase)/Decrease in Assets:
Dividends receivable	(575,871)
Due from Adviser	(897,292)
Income tax receivable	(93,369)
Prepaid expenses and other assets	(2,490,656)
Increase/(Decrease) in Liabilities:
Advisory fees payable	8,564,041
Administration and fund accounting fees payable	118,634
Transfer agent fees payable	581,900
Distribution and shareholder servicing fees payable	562,393
Administrative fee reimbursement payable to Adviser	521,377
Interest expense payable	(626,461)
Credit facility fees payable	(3,183,835)
Incentive fee payable	2,527,949
Accrued expenses and other liabilities	3,762,992
Net cash used in operating activities	(1,752,985,877)

Cash Flows from Financing Activities:
Borrowings on credit facility	1,218,859,365
Payments on credit facility	(548,646,513)
Proceeds from shares issued (net of receivable for shares sold)	1,336,775,455
Payments for shares repurchased	(156,632,693)
Distributions paid (net of reinvestment of distributions)	(20,559,543)
Due to custodian	(98,769,435)
Net cash provided by financing activities	1,731,026,636

Net change in cash, cash equivalents & foreign currency	$(21,959,241)
Cash, cash equivalents, foreign currency, beginning of year	$31,760,307
Cash, cash equivalents, foreign currency, end of year	$9,801,066

Supplemental Disclosure of Cash Flow Information:	$33,900,522
Reinvestment of distributions (Note 11)
Cash paid during the year for interest expense	$35,254,561
Cash paid during the year for taxes	$1,724,804

See Notes to Consolidated Financial Statements.

18	www.areswms.com

Ares Private Markets Fund	Consolidated Statement of Cash Flows
For the Year Ended March 31, 2026

For the Year Ended
March 31, 2026
Reconciliation of cash at the end of the year to the Consolidated Statement of Assets and Liabilities:
Cash	$1,123,076
Foreign currency	8,677,990
Total cash, cash equivalents, foreign currency, end of year	$9,801,066

See Notes to Consolidated Financial Statements.

Annual Report | March 31, 2026	19

Ares Private Markets Fund - Class I	Consolidated Financial Highlights
For a Share Outstanding Throughout the Period Presented

							For the Period
							April 1, 2022
	For the Year Ended		For the Year Ended		For the Year Ended		(Commencement of operations) to
	March 31, 2026		March 31, 2025		March 31, 2024		March 31, 2023
NET ASSET VALUE, BEGINNING OF PERIOD	$36.12		$30.57		$26.93		$25.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)	(1.83)		(1.44)		(1.18)		(0.32)
Net realized and unrealized gain on investments	5.27		7.50		5.67		2.61
Total income from investment operations	3.44		6.06		4.49		2.29

DISTRIBUTIONS
From net investment income	–		–		–		–
From net realized gain on investments	(0.53)		(0.51)		(0.87)		(0.36)
Total distributions	(0.53)		(0.51)		(0.87)		(0.36)

Impact from Adviser contribution	–		–		0.02		–

NET ASSET VALUE, END OF PERIOD(b)	$39.03		$36.12		$30.57		$26.93

TOTAL RETURN	9.58%		19.95%		17.10	%(c)	9.27%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)	$1,848,547		$1,190,121		$597,825		$313,698

RATIOS TO AVERAGE NET ASSETS
Ratio of gross expenses to average net assets(d)(e)	5.02%		4.85%		5.60%		4.66	%(f)
Ratio of expense waiver/reimbursements to average net assets(e)	(0.03%)		(0.11%)		(0.59%)		(2.66	%)(f)
Ratio of net expenses to average net assets(d)(e)(g)	4.99	%(g)	4.74	%(g)	5.01%		(2.00	%)(f)
Net investment loss (e)	(4.78%)		(4.16%)		(4.11%)		(1.26	%)(f)

SENIOR SECURITIES
Total borrowings, end of period (000’s)(h)	$970,290		$300,077		$–		$ N/A	(i)
Asset coverage, end of period per $1,000(j)	$5,250		$10,097		$–		$ N/A	(i)

PORTFOLIO TURNOVER RATE	0%		0%		0%		0%

(a)	Per share numbers have been calculated using the average shares method.
(b)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. GAAP required at period end for financial reporting purposes.
(c)	The impact of the Adviser's contribution on Total Return at NAV was 0.08%.
(d)	If Incentive Fees had been excluded, the expense ratios would have decreased by 1.60%, 2.20%, 2.35% and 1.40%, for the years ended March 31, 2026, March 31, 2025, March 31, 2024 and the period from April 1, 2022 through March 31, 2023, respectively.
(e)	The ratios do not include investment income or expenses of the Portfolio Funds (as defined in Note 1) in which the Fund invests.
(f)	Organizational, offering expenses and Incentive Fees are not annualized.
(g)	The Adviser has entered into an Expense Limitation Agreement with the Fund for a one-year term ending as defined in the Expense Limitation Agreement (Note 4) to limit the amount of the Fund’s total annual ordinary operating expenses, excluding certain “Specified Expenses” as outlined in the Notes to the Consolidated Financial Statements. This amount includes expenses incurred by the Fund for recoupment to the Adviser for expenses previously waived. Had the Fund not incurred such expenses, the annualized ratio of net expenses to average net assets would have been 4.96% and 4.72% for the years ended March 31, 2026 and March 31, 2025, respectively.
(h)	Total amount of each class of senior securities outstanding at principal value at the end of the year presented.
(i)	For the period ended March 31, 2023, the Fund did not issue any senior securities.
(j)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness.

See Notes to Consolidated Financial Statements.

20	www.areswms.com

Ares Private Markets Fund - Class D	Consolidated Financial Highlights
For a Share Outstanding Throughout the Period Presented

							For the Period
							September 1, 2022
	For the Year Ended		For the Year Ended		For the Year Ended		(Commencement of operations) to
	March 31, 2026		March 31, 2025		March 31, 2024		March 31, 2023
NET ASSET VALUE, BEGINNING OF PERIOD	$35.85		$30.45		$26.87		$25.14

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)	(1.85)		(1.50)		(1.36)		(0.56)
Net realized and unrealized gain on investments	5.14		7.41		5.75		2.65
Total income from investment operations	3.29		5.91		4.39		2.09

DISTRIBUTIONS
From net investment income	–		–		–		–
From net realized gain on investments	(0.53)		(0.51)		(0.87)		(0.36)
Total distributions	(0.53)		(0.51)		(0.87)		(0.36)

Impact from Adviser contribution	–		–		0.06		–

NET ASSET VALUE, END OF PERIOD(b)	$38.61		$35.85		$30.45		$26.87

TOTAL RETURN	9.23%		19.53%		16.92	%(c)	8.45%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)	$28,355		$26,507		$11,317		$1,631

RATIOS TO AVERAGE NET ASSETS
Ratio of gross expenses to average net assets(d)(e)	5.21%		5.03%		6.18%		4.12	%(f)(g)
Ratio of expense waiver/reimbursements to average net assets(e)	(0.03%)		(0.10%)		(0.54%)		(1.49	)%(f)(g)
Ratio of net expenses to average net assets(d)(e)(h)	5.18	%(h)	4.93	%(h)	5.64%		2.63	%(f)(g)
Net investment loss (e)	(4.97%)		(4.34%)		(4.71%)		(2.16	)%(f)(g)

SENIOR SECURITIES
Total borrowings, end of period (000’s)(i)	$970,290		$300,077		$–		$ N/A	(j)
Asset coverage, end of period per $1,000(k)	$5,250		$10,097		$–		$ N/A	(j)

PORTFOLIO TURNOVER RATE	0%		0%		0%		0%

(a)	Per share numbers have been calculated using the average shares method.
(b)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. GAAP required at period end for financial reporting purposes.
(c)	The impact of the Adviser's contribution on Total Return at NAV was 0.08%.
(d)	If Incentive Fees had been excluded, the expense ratios would have decreased by 1.58%, 2.14%, 2.66% and 1.40%, for the years ended March 31, 2026, March 31, 2025, March 31, 2024 and the period from April 1, 2022 through March 31, 2023, respectively.
(e)	The ratios do not include investment income or expenses of the Portfolio Funds (as defined in Note 1) in which the Fund invests.
(f)	Annualized.
(g)	Organizational, offering expenses and Incentive Fees are not annualized.
(h)	The Adviser has entered into an Expense Limitation Agreement with the Fund for a one-year term ending as defined in the Expense Limitation Agreement (Note 4) to limit the amount of the Fund’s total annual ordinary operating expenses, excluding certain “Specified Expenses” as outlined in the Notes to the Consolidated Financial Statements. This amount includes expenses incurred by the Fund for recoupment to the Adviser for expenses previously waived. Had the Fund not incurred such expenses, the annualized ratio of net expenses to average net assets would have been 5.16% and 4.91% for the years ended March 31, 2026 and March 31, 2025, respectively.
(i)	Total amount of each class of senior securities outstanding at principal value at the end of the year presented.
(j)	For the period ended March 31, 2023, the Fund did not issue any senior securities.
(k)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness.

See Notes to Consolidated Financial Statements.

Annual Report | March 31, 2026	21

Ares Private Markets Fund - Class A	Consolidated Financial Highlights
For a Share Outstanding Throughout the Period Presented

					For the Period
					August 1, 2023
	For the Year Ended		For the Year Ended		(Commencement of operations) to
	March 31, 2026		March 31, 2025		March 31, 2024
NET ASSET VALUE, BEGINNING OF PERIOD	$35.53		$30.34		$26.97

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)	(2.09)		(1.72)		(1.26)
Net realized and unrealized gain on investments	5.14		7.42		5.35
Total income from investment operations	3.05		5.70		4.09

DISTRIBUTIONS
From net investment income	–		–		–
From net realized gain on investments	(0.53)		(0.51)		(0.87)
Total distributions	(0.53)		(0.51)		(0.87)

Impact from Adviser contribution	–		–		0.15

NET ASSET VALUE, END OF PERIOD(b)	$38.05		$35.53		$30.34

TOTAL RETURN(c)	8.63%		18.91%		16.05	%(d)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)	$2,246,620		$1,508,736		$400,567

RATIOS TO AVERAGE NET ASSETS
Ratio of gross expenses to average net assets(e)(f)	5.85%		5.60%		7.80	%(g)
Ratio of expense waiver/reimbursements to average net assets(f)	(0.03%)		(0.10%)		(0.51	%)(g)
Ratio of net expenses to average net assets(e)(f)(h)	5.82	%(h)	5.50	%(h)	7.29	%(g)
Net investment loss (f)	(5.61%)		(4.91%)		(6.28	%)(g)

SENIOR SECURITIES
Total borrowings, end of period (000’s)(i)	$970,290		$300,077		$–
Asset coverage, end of period per $1,000(j)	$5,250		$10,097		$–

PORTFOLIO TURNOVER RATE	0%		0%		0%

(a)	Per share numbers have been calculated using the average shares method.
(b)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. GAAP required at period end for financial reporting purposes.
(c)	Total investment return does not reflect sales load.
(d)	The impact of the Adviser's contribution on Total Return at NAV was 0.08%.
(e)	If Incentive Fees had been excluded, the expense ratios would have decreased by 1.59%, 2.12% and 3.26%, for the year ended March 31, 2026, March 31, 2025 and the period from August 1, 2023 through March 31, 2024, respectively.
(f)	The ratios do not include investment income or expenses of the Portfolio Funds (as defined in Note 1) in which the Fund invests.
(g)	Annualized.
(h)	The Adviser has entered into an Expense Limitation Agreement with the Fund for a one-year term ending as defined in the Expense Limitation Agreement (Note 4) to limit the amount of the Fund’s total annual ordinary operating expenses, excluding certain “Specified Expenses” as outlined in the Notes to the Consolidated Financial Statements. This amount includes expenses incurred by the Fund for recoupment to the Adviser for expenses previously waived. Had the Fund not incurred such expenses, the annualized ratio of net expenses to average net assets would have been 5.79% and 5.49% for the years ended March 31, 2026 and March 31, 2025, respectively.
(i)	Total amount of each class of senior securities outstanding at principal value at the end of the year presented.
(j)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness.

See Notes to Consolidated Financial Statements.

22	www.areswms.com

Ares Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2026

1. ORGANIZATION

Ares Private Markets Fund (the “Fund”) was organized as a Delaware statutory trust on July 28, 2021 and commenced operations on April 1, 2022. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund currently offers three separate classes of shares of beneficial interest designated as Class A, Class D, and Class I shares (“Shares”). Each class of Shares is subject to different fees and expenses. The Fund’s investment objective is to seek attractive long-term capital appreciation. In pursuing its investment objective, the Fund invests in an actively managed portfolio of private equity and other private assets (collectively, “Private Assets”). The Fund may gain access to Private Assets through a number of different approaches, including: (i) secondary purchases of interests in private equity and other private asset funds managed by unaffiliated asset managers (“Portfolio Funds”), including through privately negotiated transactions, from investors in a Portfolio Fund or directly from the Portfolio Fund (“Secondary Investments”); (ii) primary investments in Portfolio Funds (“Primary Investments”); and (iii) direct investments in the equity or debt of private companies, including investments alongside private equity firms (“Direct Investments/Co-Investments”). The Fund invests principally in Secondary Investments and, to a lesser degree, in Primary Investments and Direct Investments/Co-Investments, although the allocation among those types of investments may vary from time to time. The Fund may also invest a portion of its assets in a portfolio of liquid assets, including cash and cash equivalents, and may invest in liquid fixed-income securities and other credit instruments, and other investment companies, including exchange traded funds.

Ares Capital Management II LLC (the “Adviser”), a wholly owned subsidiary of Ares Management Corporation, is responsible for the day-to-day management of the Fund’s assets. Investments in the Fund may be made only by eligible investors that are “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 946, Investment Companies.

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include Ares Landmark Private Markets Fund-D, LLC; Ares Landmark Private Markets Fund-D Blocker, LLC (the "Sub-Fund"); Ares Private Markets Fund Blocker, LLC, Ares Private Markets Fund-ND, LLC (the "Sub-Fund ND"); and Ares Private Markets Fund EU, LLC, all wholly-owned subsidiaries of the Fund. As of March 31, 2026, the total value of Portfolio Funds held by the subsidiaries was $4,848,702,049, $0, $0, $163,473,170, and $178,374,496, respectively, or approximately 117.6%, 0.0%, 0.0%, 4.0%, and 4.3%, respectively, of the Fund's net assets.

Use of Estimates – The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The Fund believes that these estimates utilized in preparing the financial statements are reasonable and prudent; however, actual results could differ from these estimates.

Income Taxes – The Fund has elected to be treated for U.S. federal income tax purposes, and intends to continue to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Cash – Cash consists of monies held (including foreign currency) in a non-interest bearing account at UMB Bank, N.A., the Fund's custodian. Such amounts, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund.

Valuation – The Fund values its investments monthly at fair value consistent with the principles of ASC Topic 820-10, Fair Value Measurements and Disclosures ("ASC 820-10"). The Fund has formal valuation policies and procedures (the “Valuation Procedures”), which have been approved by the Fund's Board of Trustees (the "Board"). The Adviser was designated as the Valuation Designee (the "Valuation Designee") for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s valuation team is responsible for monitoring developments that may impact fair valued securities. The Fund uses net asset value (“NAV”) as a practical expedient to determine the fair value of its investments in Portfolio Funds. Ordinarily, the fair value of a Portfolio Fund held by the Fund is based on the NAV of that Portfolio Fund reported by its investment manager. If the Adviser determines that the most recent NAV reported by the investment manager of a Portfolio Fund does not represent the fair value or if the investment manager of a Portfolio Fund fails to report a NAV to the Fund, a fair value determination is made by the Adviser with oversight from the Board in accordance with the Fund’s valuation procedures. This includes adjusting the previous NAV provided by an investment manager with other relevant information available at the time the Fund values its portfolio, including capital activity and events occurring between the reference dates of the investment manager’s valuation and the relevant valuation date, to the extent that the Adviser is aware of such information. For investments that do not have readily determinable fair values and for which it is not possible to use NAV as a practical expedient, the Adviser will review and value such investments using one or more of the following types of analyses:

●	Market comparable statistics and public trading multiples discounted for illiquidity, minority ownership and/or other factors for investments with similar characteristics.

Annual Report | March 31, 2026	23

Ares Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2026

●	Discounted cash flow analysis, including a terminal value or exit multiple.
●	The cost of the investment, if the cost is determined to best approximate the fair value of the investment.
●	Valuations implied by third-party investment in similar assets or issuers.

Investments in the Fund's portfolio that do not have a readily available market quotations are valued at fair value as determined in good faith by the Valuation Designee as described herein. As part of the valuation process for investments that do not have readily available market quotations, the Valuation Designee may take into account the following types of factors, if relevant, in determining the fair value of the Fund's investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent sale occurs, the Valuation Designee considers the pricing indicated by the external event to corroborate its valuation.

Short-term Investments – Short-term investments represent investments in money market instruments and money market mutual funds, and are recorded at NAV per share which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements. There are no restrictions on the short-term investments held by the Fund.

Income Recognition and Expenses – Income is recognized on an accrual basis as earned. Expenses are recognized on an accrual basis as incurred. Distributions from Portfolio Funds occur at irregular intervals and the exact timing of the distributions cannot be determined. The classification of distributions received, including return of capital, realized gains and dividend income, is based on information received from the investment manager of the Portfolio Fund. The change in unrealized appreciation on investments and foreign currency translation within the Consolidated Statement of Operations includes the Fund's share of unrealized gains and losses, realized undistributed gains and losses and the undistributed net investment income or loss on investments for the relevant period.

Shareholders’ Allocation – The Fund currently offers Class A, Class D and Class I shares (See Note 6). Realized and unrealized gains and losses and net investment income, excluding class specific expenses, if any, are allocated to each class of common share based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Dividends and Distributions – Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

Foreign Currency – Assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of investments and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with the net realized gain/(loss) and change in unrealized appreciation/(depreciation) from Private Assets in the Consolidated Statement of Operations.

Segment Reporting - In accordance with FASB Accounting Standards Update 2023-07, "Segment Reporting (Topic 280) - Improvement to Reportable Segment Disclosures" ("ASU 2023-07"), the Fund has determined that it has a single operating and reporting segment. As a result, the Fund's segment accounting policies are the same as described herein and the Fund does not have any intra-segment sales or transfers of assets.

24	www.areswms.com

Ares Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2026

3. FAIR VALUE MEASUREMENTS

The Fund follows the provisions of ASC 820-10, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Fund has considered its principal market as the market in which the Fund exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

The three-tier hierarchy of inputs is summarized below:

-	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

-	Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

-	Level 3 – Significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Investments in Portfolio Funds are recorded at fair value, using the Portfolio Funds’ net asset value as a “practical expedient,” in accordance with ASC 820-10.

Investments in Portfolio Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets. Accordingly, the Fund may not be able to resell or realize some of its investments for extended periods, which may be several years. The types of Portfolio Funds that the Fund may make investments in include Primary and Secondary Investments.

The fair value relating to certain underlying investments of these Portfolio Funds, for which there is no public market, has been estimated by the respective Portfolio Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a public market for the investments existed. These differences could be material.

The Fund may also make Direct Investments/Co-Investments, which may include debt and/or equity securities issued by operating companies and are typically made as investments alongside a private equity fund.

The Fund's portfolio investments classified as Level 3 are typically valued using two different valuation techniques. The first valuation technique is an analysis of the enterprise value ("EV") of the portfolio company. EV means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The first method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Valuation Designee may also employ other valuation multiples to determine EV, such as revenues. The Valuation Designee may also use industry specific valuation analyses to determine EV, such as capitalization rate analysis used in the real estate industry. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate EV. The second valuation technique is a yield analysis, which is typically performed for non-credit impaired debt investments in portfolio companies where the Fund does not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Valuation Designee considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment.

Annual Report | March 31, 2026	25

Ares Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2026

The following table is a summary of information about the levels within the fair valuation hierarchy at which the Fund’s investments are measured as of March 31, 2026:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Direct Investments/Co-Investments	$–	$–	$11,328,814	$11,328,814
Secondary Investments	–	–	182,678,904	182,678,904
Short-Term Investments	78,702,565	–	–	78,702,565
Total	$78,702,565	$–	$194,007,718	$272,710,283

The Fund held Portfolio Funds with a fair value of $4,996,541,997, that in accordance with ASC 820-10, are excluded from the fair value hierarchy as of March 31, 2026, as investments in Portfolio Funds valued at net asset value, as a "practical expedient", are not required to be included in the fair value hierarchy.

A listing of Private Asset types held by the Fund and related attributes, as of March 31, 2026, are shown in the below table:

Investment			Unfunded	Redemption	Notice Period	Redemption
Category	Investment Strategy	Fair Value	Commitments	Frequency*	(In Days)	Restrictions Terms**
	Investments in an
	operating company					Liquidity in the form of
Direct Investments/	alongside					distributions from Private
Co-Investments	other investors	$111,531,938	$29,549,679	None	N/A	Asset investments
	Investments in					Liquidity in the form of
Primary	newly established					distributions from Private
Investments	Portfolio Funds	125,130,939	228,585,117	None	N/A	Asset investments
	Investments in existing
	Private Assets that
	are typically					Liquidity in the form of
Secondary	acquired in privately					distributions from Private
Investments	negotiated transactions	4,953,886,838	1,023,694,016	None	N/A	Asset investments
Totals		$5,190,549,715	$1,281,828,812

*	The information summarized in the table above represents the general terms for the specified investment type. Individual Private Asset investments may have terms that are more or less restrictive than those terms indicated for the investment type as a whole. In addition, most Private Asset investments have the flexibility, as provided for in their constituent documents, to modify and waive such terms.
**	Distributions from Private Asset investments occur at irregular intervals, and the exact timing of distributions from Private Asset investments cannot be determined. It is estimated that distributions will generally occur over the life of the Private Asset investments.

The following table summarizes the significant unobservable inputs used to value the Fund's investments categorized within Level 3 as of March 31, 2026. The table is not intended to be all-inclusive, but instead to capture the significant unobservable inputs relevant to the determination of fair values.

					Weighted
Assets: Investments in securities	Fair Value	Primary Valuation Techniques	Unobservable Inputs	Estimated Range	Average(a)
Direct Investments/Co-Investments	$11,328,814	EV Market Multiple Analysis	Revenue Multiple	9.0x	9.0x
Secondary Investments	$178,791,618	EV Market Multiple Analysis	Revenue Multiple	3.9x - 14.4x	12.3x
	3,887,286	EV Market Multiple Analysis	EBITDA Multiple	24.5x	24.5x
Total Secondary Investments	$182,678,904
Total Level 3 Investments	$194,007,718

(a)       Unobservable inputs were weighted by the relative fair value of investments.

26	www.areswms.com

Ares Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2026

Changes in revenue multiples, each in isolation, may change the fair value of certain of the Fund's investments. Generally, a decrease in revenue multiples may result in a decrease in the fair value of certain of the Fund's investments.

The following table is a reconciliation of the Fund's investments in which significant unobservable inputs (Level 3) were used in determining fair value for the year ended March 31, 2026:

								Net change
								in unrealized
								appreciation/
								(depreciation)
								included in the
								Consolidated
								Statement of
								Operations
								attributable to
			Change in			Transfer		Level 3
	Balance	Realized	Unrealized			Into/	Balance	investments
	as of	Gain/	Appreciation/			(Out of)	as of	held at
Investment Category	March 31, 2025	(Loss)	Depreciation	Purchases	Sales	Level 3	March 31, 2026	March 31, 2026
Direct Investments/Co-Investments	$–	$–	$1,328,814	$10,000,000	$–	$–	$11,328,814	$1,328,814
Secondary Investments	100,061,687	–	59,218,895	23,398,322	–	–	182,678,904	59,218,895
Total	$100,061,687	$–	$60,547,709	$33,398,322	$–	$–	$194,007,718	$60,547,709

4. INVESTMENT ADVISORY SERVICES AND OTHER AGREEMENTS

Advisory Agreement

In consideration of the advisory services provided by the Adviser, the Fund pays the Adviser a quarterly advisory fee at an annual rate of 1.40% based on the value of the Fund’s Managed Assets (as defined below) calculated and accrued monthly as of the last business day of each month (the “Advisory Fee”). “Managed Assets” means the total assets of the Fund (including any assets attributable to any borrowings or other indebtedness or preferred shares that may be issued) minus the Fund’s liabilities, other than liabilities relating to borrowings or other indebtedness. For purposes of determining the Advisory Fee payable to the Adviser, the value of the Fund's Managed Assets is calculated prior to the inclusion of the Advisory Fee and Incentive Fee (as defined below), if any, payable to the Adviser or to any purchases or repurchases of Shares of the Fund or any distributions by the Fund. The Advisory Fee is payable in arrears within 5 business days after the completion of the net asset value computation for the quarter. The Fund bears all other costs and expenses of its operations and transactions as set forth in its investment advisory and management agreement with the Adviser (the "Investment Advisory and Management Agreement"). For the year ended March 31, 2026, the Fund incurred Advisory Fees of $59,954,933, of which $17,885,594 is payable as of March 31, 2026.

Incentive Fee

Pursuant to the Investment Advisory and Management Agreement, at the end of each calendar quarter, the Adviser is entitled to receive an incentive fee equal to 12.5% of the difference, if positive, between (i) the net profits of the Fund for the relevant period and (ii) the balance, if any, of the Loss Recovery Account (as defined below) at the start of the relevant period (the “Incentive Fee”). For the purposes of the Incentive Fee, the term “net profits” means (i) the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses) plus (ii) the aggregate distributions accrued during the period. For the year ended March 31, 2026, the Fund incurred Incentive Fees of $57,221,851, of which $17,771,558 is payable as of March 31, 2026.

Loss Recovery Account

The Fund maintains a memorandum account (the "Loss Recovery Account"), which had an initial balance of zero and is (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Net losses are defined as the amount by which the net asset value of the Fund on the last day of the relevant period is less than the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses). For the avoidance of doubt, any change in the net asset value of the Fund directly as a result of subscriptions or redemptions during each measurement period is not included for the purposes of "net profits" or "net losses" calculations. Prior to September 26, 2023, the Loss Recovery Account was permitted to be reset on a trailing four-quarter measurement period, with such measurement period commencing at the conclusion of the first calendar quarter of the Fund's operations (i.e., June 30, 2022). As a result, the only reset of the Loss Recovery Account occurred on June 30, 2023. This reset had no impact on the Loss Recovery Account, as the Loss Recovery Account had no balance as of June 30, 2023. The Loss Recovery Account has not been reset since July 1, 2023 and will not be reset.

Annual Report | March 31, 2026	27

Ares Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2026

Services Provided by the Adviser and its Affiliates

The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser.

In addition to the fees and expenses to be paid by the Fund under the Investment Advisory and Management Agreement, the Adviser and its affiliates are entitled to reimbursement by the Fund of the Adviser's and its affiliates' cost of providing the Fund with certain non-advisory services. If persons associated with the Adviser or any of its affiliates, including persons who are officers of the Fund, provide accounting, legal, clerical, compliance or administrative and similar oversight services to the Fund at the request of the Fund, the Fund will reimburse the Adviser and its affiliates for their costs in providing such accounting, legal, clerical, compliance or administrative and similar oversight services to the Fund (which costs may include an allocation of overhead including rent and the allocable portion of the compensation and benefits of the relevant persons and their respective staffs, including travel expenses), using a methodology for determining costs approved by the Board. For the year ended March 31, 2026, the Fund incurred costs for such services in the amount of $3,539,219, of which $1,014,182 is payable as of March 31, 2026.

Expense Limitation Agreement

Pursuant to an Expense Limitation Agreement with the Fund, the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure that annual operating expenses (excluding (i) the Advisory Fee; (ii) the Incentive Fee; (iii) any Distribution and Servicing Fee; (iv) all fees and expenses of Portfolio Funds and Direct Investments in which the Fund invests (including all acquired fund fees and expenses); (v) transactional costs associated with consummated and unconsummated transactions, including legal costs and brokerage commissions, associated with the acquisition, disposition and maintenance of investments in Portfolio Funds, Direct Investments, exchange-traded funds and other investments; (vi) interest; (vii) taxes; (viii) brokerage commissions; (ix) dividend and interest expenses relating to short sales; and (x) extraordinary expenses (expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence)) do not exceed 0.30% per annum of the average monthly net assets of each class of the Fund's Shares. With respect to each class of Shares, the Fund has agreed to repay the Adviser any fees waived under the Expense Limitation Agreement or any expenses the Adviser reimburses in excess of the Expense Limitation Agreement for such class of Shares, provided the repayments do not cause annual operating expenses for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within three years after the month in which the Adviser incurred the expense. The Expense Limitation Agreement has a term ending on July 31, 2027, and the Adviser may extend the term for a period of one year on an annual basis, subject to the approval of the Board, including a majority of the members of the Board that are not “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Trustees”).

For the year ended March 31, 2026, the Adviser reimbursed expenses in the amount of $1,032,731, which is reflected in fees waived by Adviser on the Consolidated Statement of Operations, which are subject for recoupment. The Adviser recouped $968,935 of previously waived fees which is reflected in expenses recouped to Adviser on the Consolidated Statement of Operations. At March 31, 2026, the amounts outlined below are available for recoupment:

Expiration Period
Less than 1 year	$2,452,900
1-2 years	1,960,693
2-3 years	1,032,731
Total	$5,446,324

Trustee Fees

Each Independent Trustee is paid an annual retainer of $62,000. In addition, the Fund pays an additional annual fee of $8,000 to the Chairperson of the Audit Committee and an additional annual fee of $5,000 for the Chairperson of the Nominating and Governance Committee. For the year ended March 31, 2026, the Fund incurred Trustee fees and expenses in the amount of $334,026 which are reflected in Trustees' fees and expenses in the Consolidated Statement of Operations.

The Fund's officers are appointed by the Trustees and oversee the management of the day-to-day operations of the Fund under the supervision of the Board. All of the officers of the Fund are directors, officers or employees of the Adviser or its affiliates. Certain of the Trustees and officers of the Fund are also directors and officers of other investment companies managed or advised by the Adviser or its affiliates.

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Ares Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2026

Administration Agreement

ALPS Fund Services, Inc. ("ALPS") serves as administrator to the Fund. Under an Administration and Fund Accounting Agreement with the Fund, ALPS is responsible for calculating the net asset value of the Fund and its Managed Assets, as well as providing additional fund accounting and fund administration services to the Fund.

Transfer Agent Agreement

DST Asset Manager Solutions, Inc. ("DST") serves as the transfer agent to the Fund. Under the Services Agreement with the Fund, DST is responsible for maintaining all shareholder records of the Fund.

ALPS and DST are wholly-owned subsidiaries of SS&C Technologies Holdings, Inc., a publicly traded company listed on the NASDAQ Global Select Market.

Distribution Agreement

Ares Wealth Management Solutions, LLC ("AWMS"), an affiliate of the Adviser, acts as distributor for the Shares. Under a Distribution Agreement with the Fund, AWMS pays its own costs and expenses connected with the offering of Shares. Class A and Class D Shares are subject to an ongoing distribution and shareholder servicing fee (the "Distribution and Servicing Fee") to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of shareholders who own Class A or Class D Shares of the Fund. Class A Shares and Class D Shares pay a Distribution and Servicing Fee to AWMS at an annual rate of 0.85% and 0.25%, respectively, based on the aggregate net assets of the Fund attributable to such class. For purposes of determining the Distribution and Servicing Fee, net asset value will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable for shareholder servicing. Class I Shares are not subject to a Distribution and Servicing Fee. For the year ended March 31, 2026, Class D Shares incurred Distribution and Servicing Fees of $67,341, and Class A Shares incurred Distribution and Servicing Fees of $16,470,102, which are reflected in Distribution and shareholder servicing fees - Class D and Distribution and shareholder servicing fees - Class A, on the Consolidated Statement of Operations, respectively.

Investments in Class A Shares are sold subject to a sales charge of up to 3.50% of the investment. Class D and Class I Shares are not subject to a sales charge. A 2.00% early repurchase fee may be charged by the Fund with respect to any repurchase of shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder's purchase of the shares. The Fund operates under an "opt-out" dividend reinvestment plan, pursuant to which the Fund's distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund held by the shareholder unless the investor elects to receive its distribution in cash.

Custodian Agreement

UMB Bank, N.A. ("UMB"), serves as custodian to the Fund. Under a Custody Agreement with the Fund, UMB is responsible for the holding and safekeeping of the Fund's assets.

5. REVOLVING CREDIT FACILITY

The Fund has a revolving credit agreement, as amended from time to time (the “Credit Facility”), with Barclays Bank PLC, UBS AG, Mizuho Bank, Ltd., Royal Bank of Canada, Mitsubishi UJF Trust and Banking Corporation, Canadian Imperial Bank of Commerce, MUFG Bank, Ltd., and BNP Paribas SA (collectively, the "Lender")that can be increased with the consent of the Lender with at least 12 business days prior notice. The original agreement with the Lender permitted borrowings up to $1,000,000. The Credit Facility has been amended six times, and permitted borrowings have increased to $1,700,000,000. As of March 31, 2026, the maximum permitted borrowings were $1,700,000,000 with a maturity date of March 5, 2027. The purpose of the Credit Facility is to provide working capital to the Fund to manage its liquidity needs, including acting as warehouse financing for the Fund’s acquisition of Private Assets. The Credit Facility has an interest rate equal to the Secured Overnight Financing Rate plus 2.80%, or Sterling Overnight Index Average plus 2.92% per annum, and a commitment fee that varies depending on the amount outstanding. The Credit Facility is secured by assets of Ares Landmark Private Markets Fund-D LLC. For the year ended March 31, 2026, the Fund incurred upfront and unused fees of $8,586,143, which is reflected in Credit facility fees on the Consolidated Statement of Operations. For the year ended March 31, 2026, the Fund incurred interest expense of $34,628,100, which is reflected in Interest expense on the Consolidated Statement of Operations. During the fiscal year when the Credit Facility was utilized, the weighted average interest rate and the average daily loan balance under the Credit Facility was 6.61% and $524,198,784, respectively. As of March 31, 2026, the interest rate and outstanding loan balance for the Credit Facility were 5.16% and $970,289,728, respectively.

The Credit Facility contains various affirmative and negative covenants and provisions regarding events of default that are applicable to the Fund, which are normal and customary for similar credit facilities. As of March 31, 2026, the Fund was in compliance with all financial covenants of the Credit Facility.

Annual Report | March 31, 2026	29

Ares Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2026

6. PURCHASE OF SHARES

The Fund accepts initial and additional purchases of Shares as of the first business day of each calendar month at the Fund’s then-current net asset value per Share of each respective share class (determined as of the close of business on the last business day of the immediately preceding month). The minimum initial investment in the Fund by any investor is $25,000 with respect to Class A Shares and Class D Shares, and $1,000,000 with respect to Class I Shares. With respect to Class I shares, the Board has approved a minimum initial investment of $25,000 for Trustees of the Fund and employees of the Adviser and vehicles controlled by such employees. The minimum additional investment in the Fund by any investor is $5,000, except for additional purchases pursuant to the dividend reinvestment plan. Class A Shares are sold at the public offering price, which is the net asset value of a Class A Share plus an initial maximum 3.50% sales charge. Class D Shares and Class I Shares are not subject to any initial sales charge. The Fund reserves the right to reject any subscription for Shares.

7. REPURCHASE OF SHARES

The Fund expects to conduct repurchase offers quarterly pursuant to written tenders by shareholders, with such repurchases to typically occur at the end of each fiscal quarter. The Adviser intends to recommend to the Board that, in normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets on a quarterly basis. A shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $10,000. Such minimum ownership requirement may be waived by the Board, in its sole discretion. If such requirement is not waived by the Board, the Fund may redeem all of the shareholder’s Shares. To the extent a shareholder seeks to tender all of the Shares they own and the Fund repurchases less than the full amount of Shares that the shareholder requests to have repurchased, the shareholder may maintain a balance of Shares of less than $10,000 following such Share repurchase.

A 2.00% of NAV early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the Shares. An early repurchase fee payable by a shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. To the extent the Fund determines to waive, impose scheduled variations of, or eliminate an early repurchase fee, it will do so consistently with the requirements of Rule 22d-1 under the 1940 Act, and the Fund’s waiver of, scheduled variation in, or elimination of, the early repurchase fee will apply uniformly to all shareholders regardless of Share class. There can be no assurance that the Fund will conduct repurchase offers in any particular period and shareholders may be unable to tender Shares for repurchase for an indefinite period of time. In each of the years ended March 31, 2026 and March 31, 2025, the Fund conducted four repurchase offers, resulting in 6,433,068 and 2,378,429 Shares repurchased for a total of $244,528,497 and $82,331,350, respectively.

8. INVESTMENT TRANSACTIONS

Total purchases of Private Asset investments (excluding short-term investments) for the year ended March 31, 2026 amounted to $2,228,195,315. Total proceeds from the sale, redemption, other disposition of, or distributions received from Private Asset investments (excluding short-term investments) for the year ended March 31, 2026 amounted to $627,449,370.

9. FEDERAL AND OTHER TAX INFORMATION

The Fund intends to distribute all or substantially all of its taxable income to shareholders and to comply with the other requirements of Subchapter M of the Code, applicable to RICs. Accordingly, no provision for U.S. federal income taxes is required. If the Fund were to fail to meet the requirements of Subchapter M to qualify as a RIC, and if the Fund were ineligible to or otherwise unable to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to shareholders, and all distributions out of earnings and profits would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a RIC under Subchapter M. The Fund intends to comply with the requirements under Subchapter M and to distribute substantially all of its taxable income and gains to shareholders and to meet certain diversification and income requirements with respect to its underlying investments. The Fund has adopted September 30 as its tax year end. Differences arise in the computation of shareholders’ capital for financial reporting in accordance with U.S. GAAP and shareholders’ capital for federal and state income tax reporting. These differences are primarily due to the fact that change in unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes. The cost of the underlying investments for federal income tax purposes is based on amounts reported to the Fund on Schedule K-1 from the underlying investments.

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Ares Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2026

In accounting for income taxes, the Fund follows the guidance in FASB ASC Codification 740, Income Taxes (“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the consolidated financial statements. Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year ended March 31, 2026, the Fund did not incur any interest or penalties.

In December 2023, the FASB issued ASU 2023-09, "Income Taxes (Topic 740): Improvements to Income Tax Disclosures" ("ASU-2023-09"). ASU 2023-09 requires disclosure of disaggregated income taxes paid in both U.S. and foreign jurisdictions, prescribes standard categories for the components of the effective tax rate reconciliation and modifies other income tax-related disclosures. The Adviser has evaluated the impact of this guidance on the Fund's consolidated financial statements and all changes are reflected on this annual report for the fiscal year ended March 31, 2026.

The Sub-Fund and Sub-Fund ND are taxed as regular C-corporations for federal income tax purposes and as such are obligated to pay federal and state income tax. Under current law, the Sub-Fund and Sub-Fund ND are not eligible to elect treatment as a RIC. However, the amount of taxes paid by the Sub-Fund and Sub-Fund ND will vary depending on the amount of capital appreciation of their investments and such taxes will reduce a Fund shareholder's return from an investment in the Fund.

Since the Sub-Fund and Sub-Fund ND are subject to taxation on the capital appreciation of their investments, as well as other factors, the NAV of the Shares will also be reduced by the accrual of any deferred tax liabilities. As a result, the Fund's after tax performance would be impacted.

The Sub-Fund and Sub-Fund ND accrue deferred income taxes for any future tax liability associated with capital appreciation of their investments. Upon the sale of an investment, the Sub-Fund and Sub-Fund ND may be liable for previously deferred taxes. The Sub-Fund and Sub-Fund ND will rely to some extent on information, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Adviser will modify the estimates or assumptions related to the Sub-Fund and Sub-Fund ND's deferred tax liability as new information becomes available. The Sub-Fund and Sub-Fund ND generally compute deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

The Sub-Fund and Sub-Fund ND are currently using a Federal tax rate net of state benefit of 19.95% and an estimated state tax rate of 5.00%.

For financial reporting purposes, the components of income before provision for income taxes were as follows:

For the year ended March 31, 2026
Domestic	$7,710,432
Foreign	-
Income (loss) before income taxes	$7,710,432

For the year ended March 31, 2026, the provision (benefit) for income taxes consisted of the following:

Current
Federal	$1,608,895
State	–
Foreign	–
$1,608,895
Deferred
Federal	13,667,692
State	3,425,487
Foreign	–
$17,093,179
Total	$18,702,074

Annual Report | March 31, 2026	31

Ares Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2026

Significant components of the Sub-Fund and Sub-Fund ND's deferred income tax assets and liabilities as of March 31, 2026 consisted of the following:

Deferred tax liability
Unrealized gain	$38,253,408
Unrealized loss	(4,612,010)
Total deferred tax liability	$33,641,398

Net deferred tax liability	$33,641,398

For the year ended March 31, 2026, the Fund made tax payments of $1,700,000 and $24,804 in federal and state jurisdictions, respectively.

The reconciliation of the effective tax rate is as follows:

Effective Tax Rate Reconciliation	Amount	Percentage
Federal deferred balance (statutory rate)	$28,315,405	21.00%
State tax deduction	(1,415,770)	-1.05%
Net Federal deferred balance (effective rate)	$26,899,635	19.95%

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnership investments. These amounts will be finalized before filing the Fund’s federal tax return.

The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnership investments. For the tax year ended September 30, 2025, permanent differences between book and tax basis are attributable to certain non-deductible expenses for tax purposes and net operating losses. These reclassifications have no effect on total NAV or NAV per Share. For the tax year ended September 30, 2025, the following amounts were reclassified:

Paid-in Capital	$(53,824,398)
Distributable Earnings/(Losses)	53,824,398

Certain qualified losses incurred after October 31, 2025 or December 31, 2024, but within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the tax year ended September 30, 2025, the Fund deferred to October 1, 2025, for U.S. federal income tax purposes, the following losses:

Late year loss deferral	$111,337,225

As of March 31, 2026, the tax cost of Private Assets and unrealized appreciation/(depreciation) as of the year ended March 31, 2026 were as follows:

Cost of investments for tax purposes	$4,248,899,469
Gross tax unrealized appreciation	1,145,689,208
Gross tax unrealized depreciation	(125,336,397)
Net tax unrealized appreciation (depreciation) on investments	$1,020,352,811

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Ares Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2026

As of September 30, 2025, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$–
Undistributed long-term capital gains	–
Tax accumulated earnings	–
Accumulated capital and other losses	–
Unrealized appreciation	840,072,478
Other temporary differences	(26,409)
Distributable net earnings	$840,046,069

As of March 31, 2026, the Fund had no capital loss carryforwards.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

The tax character of distributions paid were $14,074,693 and $31,997,658 of long-term capital gains as of September 30, 2024 and September 30, 2025, respectively. The Fund paid distributions out of long-term capital gains of $54,460,065 on December 31, 2025.

10. RISK FACTORS

General Investment Risks. There is no assurance that the investments held by the Fund will be profitable, that there will be proceeds from such investments available for distribution to shareholders, or that the Fund will achieve its investment objective. An investment in the Fund is speculative and involves a high degree of risk.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund may be subject to a relatively high level of management risk because the Fund invests in Private Assets. The Fund's allocation of its investments across Portfolio Funds, Direct Investments and other portfolio investments representing various strategies, geographic regions, asset classes and sectors may vary significantly over time based on the Adviser's analysis and judgment. It is possible that the Fund will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Closed-End Fund Structure; Liquidity Limited to Periodic Repurchases of Shares. An investment in the Fund, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. The Shares are appropriate only for investors who are comfortable with investment in less liquid or illiquid portfolio investments within an illiquid fund. Unlike open-end funds (commonly known as mutual funds), which generally permit redemptions on a daily basis, the Shares are not redeemable at a shareholder's option. Unlike stocks of listed closed-end funds, the Shares are not listed, and are not expected to be listed, for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. The Adviser intends to recommend that, in normal market circumstances, the Board conduct quarterly tender offers of no more than 5% of the Fund's net assets. There can be no assurance that the Fund will conduct tender offers in any particular period and shareholders may be unable to tender their Shares for repurchase for an indefinite period of time.

Restrictions on Transfers. Transfers of Shares may be made only with consent of the Fund, which may be withheld in the Fund's sole discretion. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability.

Non-Diversified Status. The Fund is a "non-diversified" investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

Valuation Risk. The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are valued at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability, human error, or, with respect to securities for which there are no readily available market quotations, the inherent difficulty in determining the fair value of certain types of investments. The Adviser may, but is not required to, use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value.

Annual Report | March 31, 2026	33

Ares Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2026

A substantial portion of the Fund's assets consist of Portfolio Funds and Direct Investments for which there are no readily available market quotations. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated and difficult to confirm. Accordingly, because there is not a readily available market value for most of the investments in the Fund's portfolio, substantially all of the Fund's portfolio investments are valued at fair value as determined in good faith by the Adviser, as the Valuation Designee, in accordance with the Adviser's valuation policies and procedures and subject to oversight of the Board.

The value at which the Fund's investments can be liquidated may differ, sometimes significantly, from the valuations assigned by the Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. The Fund invests a significant amount of its assets in Private Assets for which no public market exists. There can be no guarantee that the Fund's investments could ultimately be realized at the Fund's valuation of such investments.

The Fund's net asset value is a critical component in several operational matters including computation of the Advisory Fee, the Incentive Fee and the Distribution and Servicing Fee, and determination of the price at which the Shares will be offered and at which a repurchase offer will be made. Consequently, variance in the valuation of the Fund's investments will impact, positively or negatively, the fees and expenses shareholders will pay, the price a shareholder will receive in connection with a repurchase offer and the number of Shares an investor will receive upon investing in the Fund.

11. DIVIDEND REINVESTMENT PLAN

The Fund operates under a dividend reinvestment plan (“DRIP”) administered by DST. Pursuant to the DRIP, the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. A shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to DST. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by DST 30 days prior to the record date of the distribution or the shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to shareholders are automatically reinvested in full and fractional Shares as described below.

When the Fund declares a distribution, DST, on the shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s net asset value per Share for the relevant class of Shares.

DST will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. DST will hold Shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRIP.

In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRIP, DST will administer the DRIP on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRIP.

Neither DST nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. The Fund may elect to make non-cash distributions to Shareholders. Such distributions are not subject to the DRIP, and all Shareholders, regardless of whether or not they are participants in the DRIP, will receive such distributions in additional Shares of the Fund.

The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

34	www.areswms.com

Ares Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2026

12. INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

13. COMMITMENTS AND CONTINGENCIES

As of March 31, 2026, the Fund had outstanding capital commitments to Private Assets totaling $1,281,828,812.

14. SEGMENT REPORTING

The Fund operates through a single operating and reporting segment with an investment objective to seek attractive long-term capital appreciation through private equity and other private assets. The chief operating decision maker ("CODM") is comprised of the Fund's chief executive officer, chief financial officer and portfolio managers and the CODM assesses the performance and makes operating decisions for the Fund on a consolidated basis primarily based on the Fund's total return, as disclosed within these consolidated financial statements in the Consolidated Financial Highlights. As the Fund's operations are comprised of a single reporting segment, the segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as "total assets" and the significant segment expenses are listed on the accompanying Consolidated Statement of Operations.

15. SUBSEQUENT EVENTS

Effective April 1, 2026, there were subscriptions to the Fund in the amount of $37,249,336 for Class A Shares, $205,000 for Class D Shares and $34,689,238 for Class I Shares. Effective May 1, 2026, there were subscriptions to the Fund in the amount of $19,579,989 for Class A Shares, $50,000 for Class D Shares and $13,536,929 for Class I Shares. Through the date the consolidated financial statements were issued, there have not been any additional subscriptions to the Fund.

The Fund has evaluated subsequent events through the date the consolidated financial statements were issued, and has determined that there were no other subsequent events that require disclosure in or adjustment to the consolidated financial statements or the accompanying notes.

Annual Report | March 31, 2026	35

Ares Private Markets Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Ares Private Markets Fund:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Ares Private Markets Fund (the “Fund”), including the consolidated schedule of investments, as of March 31, 2026, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the three years in the period then ended and for the period April 1, 2022 (commencement of operations) to March 31, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at March 31, 2026, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the three years in the period then ended and for the period from April 1, 2022 (commencement of operations) to March 31, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the underlying investees, custodians, brokers, and others; when replies were not received from the custodians or underlying investees, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2022.

New York, New York

May 29, 2026

36	www.areswms.com

Ares Private Markets Fund	Fund Management
March 31, 2026 (Unaudited)

Trustees: Information regarding the members of the Board is set forth below. The Trustees have been divided into two groups — Independent Trustees and Interested Trustees. As set forth in the Fund's Amended and Restated Declaration of Trust, each Trustee's term of office shall continue until his or her death, resignation or removal.

Name, Address*	Position(s)	Length of	Principal Occupation	Number of	Other Directorships
and Age	Held with	Time Served	During Past 5 Years	Funds in Fund	Held by Trustee During
	the Fund			Complex Overseen	Past 5 Years
				by Trustee**
INDEPENDENT TRUSTEES
Patrick Dooley	Trustee	Since inception	Private investor since 2012.	1	N/A
(1962)
Edward Lewis	Trustee	Since inception	Senior Managing Director	1	N/A
(1952)			and Head of Alternative
			Investments, CIGNA
			Investment Management
			from 1987 to 2025.
Paola Sapienza	Trustee	Since inception	Senior Fellow at Stanford	1	TIM Group (telecommunications) from
(1965)			University, Hoover		2021 to 2024.
			Institution since 2023.
			Professor Emerita of
			Finance, Kellogg School of
			Management Northwestern
			University since 1998.
Lawrence M. Schloss	Trustee	Since May 2023	Private investor since 2016;	1	North Haven Net REIT since 2024.
(1954)			Senior Advisor, Marathon
			Asset Management, L.P.
			from 2018 to 2024.
Kent Weldon	Trustee	Since inception	Advisory Partner, Thomas	1	OmniLit Acquisition Corp. (optics and
(1967)			H. Lee Partners since 2021;		photonics focused-SPAC) from 2021 -
			previously, Managing		2023.
			Director since 1991.

Annual Report | March 31, 2026	37

Ares Private Markets Fund	Fund Management
March 31, 2026 (Unaudited)

Name, Address*	Position(s)	Length of	Principal Occupation	Number of	Other Directorships
and Age	Held with	Time Served	During Past 5 Years	Funds in Fund	Held by Trustee During
	the Fund			Complex Overseen	Past 5 Years
by Trustee**

INTERESTED TRUSTEES***

Nathan Walton	Trustee	Since August	Partner, Head of Private	1	EPIC Midstream Holdings, LP since
(1978)	and Chair of	2024 (since	Equity Secondaries in the		2019; Verdad Resources Holdings LLC
	the Board	December 2024	Ares Secondaries Group		since 2017; Development Capital
		as Chair)	since 2023; previously,		Resources, LLC from 2023 to 2024.
Partner, Ares Private Equity
Group from 2006 to 2023.

Barry Miller	Trustee	Since May 2025	Partner in the Ares	1	Robert Toigo Foundation since 2018.
(1969)			Secondaries Group since
			2021; previously, Partner in the
			Landmark Partners Private
			Equity Group from 2013
			to 2021.
Rajat Dhanda	Trustee	Since inception	Partner, Ares since 2021;	1	N/A
(1968)			previously, Chief Executive
			Officer at Black Creek
			Group from 2018 to 2021,
			President from 2016 to 2018.
David Sachs	Trustee	Since inception	Partner, Ares since 1997.	3	Terex Corporation (global manufacturing);
(1959)					CION Ares Diversified Credit Fund and
					Ares Dynamic Credit Allocation Fund, Inc.

*	The address of each trustee is care of the Secretary of the Fund at 245 Park Avenue, 44th Floor, New York, New York 10167.
**	The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services.
***	"Interested person," as defined in the 1940 Act, of the Fund. Nathan Walton, Barry Miller, Rajat Dhanda and David Sachs are interested persons of the Fund due to their affiliation with the Adviser.

38	www.areswms.com

Ares Private Markets Fund	Fund Management
March 31, 2026 (Unaudited)

Executive Officers

Name, Year of Birth	Position(s) Held	Term of Office	Principal Occupation
and Address*	with the Fund	and Length of	During Past 5 Years
Time Served
Barry Miller	Chief Executive Officer	Term – Indefinite	Partner in the Ares Secondaries Group since 2021; Partner in the
(1969)	and President	Length – Since	Landmark Partners Private Equity Group from 2013 to 2021.
August 2022
and May 2023,
respectively
Christina Oh	Chief Financial Officer,	Term – Indefinite	Chief Financial Officer of Ares Secondaries Group since 2023. Partner,
(1980)	Principal Financial Officer	Length – Since	Chief Financial Officer, Infrastructure and Deputy Chief Financial Officer
	and Treasurer	February 2026	and Treasurer in the Ares Finance and Accounting Department since 2016.
Tina St. Pierre	Chief Operating Officer	Term – Indefinite	Chief Financial Officer, Principal Accounting Officer and Treasurer, Ares
(1970)		Length – Since	Private Markets Fund from inception to February 2026; Partner in the
		February 2026	Ares Secondaries Group since 2021 and Chief Operating Officer of the
Ares Secondaries Group since 2023; Partner and the Chief Administrative
Officer at Landmark Partners from 2009 to 2021.
Lisa Morgan	Chief Compliance	Term – Indefinite	Partner and Chief Compliance Officer, Regulated Funds in the Ares Legal
(1976)	Officer and Secretary	Length –	and Compliance Group since 2017; Chief Compliance Officer of Ares
		Since inception	Capital Corporation and Ares Dynamic Credit Allocation fund since 2019.
Chief Compliance Officer of CION Ares Diversified Credit Fund since 2021.
David Herbers	Vice President	Term – Indefinite	Partner in the Ares Secondaries Group since 2025, Managing Director
(1981)		Length – Since	(2023-2025) and Director (2021-2023); Vice President in the Private Equity
		May 2025	Group at Landmark Partners from 2018 to 2021.
Scott Humber	Vice President	Term – Indefinite	Partner in the Ares Secondaries Group since 2021; Partner in the Private
(1973)		Length –	Equity Group at Landmark Partners from 2020 to 2021.
Since inception
Matthew Jill	Vice President and	Term – Indefinite	Partner and General Counsel of Private Funds and Secondaries in the Ares
(1978)	Assistant Secretary	Length –	Legal Group at Ares since 2019.
Since inception
Peter Ogilvie	Vice President	Term – Indefinite	Partner, Chief Operating Officer and Head of Strategy of Ares Management
(1984)		Length –	Corporation since 2026; Head of the Ares Corporate Strategy Group 2007-
		Since inception	2026; Executive Vice President for Ares Acquisition Corporation II, a special purpose acquisition company sponsored by Ares, since 2021.
Naseem Sagati Aghili	Chief Legal Officer,	Term – Indefinite	General Counsel and Corporate Secretary of Ares since 2020; Partner and
(1981)	Vice President and	Length –	Head of the Ares Legal Group; previously, Co-General Counsel, Deputy
	Assistant Secretary	Since inception	General Counsel and General Counsel of Private Equity since 2009.
(since 2024 as Chief
Legal Officer)

*       The address of each officer is care of the Secretary of the Fund at 245 Park Avenue, 44th Floor, New York, New York 10167.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (212) 750-7300 to request the SAI.

Annual Report | March 31, 2026	39

Ares Private Markets Fund	Additional Information
March 31, 2026 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 882-8212 or on the Securities and Exchange Commission’s (“SEC”) website at sec.gov.

Proxy Voting Record

Information regarding how the Adviser voted proxies related to the Fund’s portfolio holdings, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund 866-324-7348, on the Fund's website at www.areswms.com/ ares-wealth-management-solutions/investors/apmf, or by accessing the Fund’s Form N-PX on the SEC’s website at sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES AND ADDITIONAL FUND INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at sec.gov. or without charge and upon request by calling the Fund at 866-324-7348.

The Fund makes public certain information about its investments. For more information about the Fund, visit https://areswmsresources.com/investment-solutions/apmf/. Here you will find the Fund’s most recently available fact sheets and other information about the Fund. The information posted on the Fund’s website is subject to change without notice.

40	www.areswms.com

Ares Private Markets Fund	Privacy Policy
March 31, 2026 (Unaudited)

We endeavor to maintain the privacy of our recordholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about recordholders of the shares of beneficial interest of the Fund, although certain of our recordholders’ non-public information may become available to us in connection with the operation of the Fund’s business. The non-public personal information that we may receive falls into the following categories:

●	Information we receive from recordholders, whether we receive it orally, in writing or electronically. This includes recordholders’ communications to us concerning their investment;
●	Information about recordholders’ transactions and history with us; or
●	Other general information that we may obtain about recordholders, such as demographic and contact information such as an address.

We do not disclose any non-public personal information about recordholders, except:

●	to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;
●	to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service recordholder accounts or otherwise provide the applicable service;
●	to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements as allowed or required by applicable law or regulation.

When the Fund shares non-public recordholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our recordholders’ privacy. The Fund does not permit use of recordholder information for any non-business or marketing purpose, nor does the Fund permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Fund’s service providers, such as its adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect recordholder non-public personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Annual Report | March 31, 2026	41

Ares Private Markets Fund	Approval of Investment Advisory and Management Agreement
March 31, 2026 (Unaudited)

The Board of Trustees (the “Board”) of Ares Private Markets Fund (the “Fund”), a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund (the “Independent Trustees”), determined to renew the Amended Investment Advisory and Management Agreement (the “Agreement”) between the Fund and Ares Capital Management II LLC (the “Adviser”) at a meeting held on February 25, 2026 (the “Meeting”).

The Fund’s Board has the responsibility under the 1940 Act to consider the renewal of the Fund’s Agreement on an annual basis at a meeting of the Board called for the purpose of voting on such renewal. In addition, the Fund’s Board generally receives, reviews and evaluates information concerning the services and personnel of the Adviser and its affiliates at quarterly meetings of the Board throughout the year. While particular emphasis might be placed on information concerning the Fund’s investment performance, comparability of fees, total expenses and profitability at any meeting at which a renewal of the Agreement is considered, the process of evaluating the Adviser’s and the Fund’s investment advisory arrangements is an ongoing one. In this regard, the Board’s consideration of the nature, extent and quality of the services provided by the Adviser under the Agreement includes deliberations at multiple meetings. In addition, the Fund’s Board generally receives, reviews and evaluates information concerning the Fund’s operations, expenses and performance throughout the year, including at quarterly Board meetings.

In connection with the renewal of the Agreement, the Independent Trustees met with their independent counsel in executive session. Counsel to the Independent Trustees reviewed with the Independent Trustees a memorandum outlining the legal duties of the Board under the 1940 Act and applicable state law and discussed the factors outlined by the federal courts as relevant to a board’s consideration of the approval of an investment advisory agreement.

In considering whether to renew the Agreement, the Fund’s Board reviewed certain information provided to the Board by the Adviser in advance of the Meeting, and supplemented orally at the Meeting, including, among other things, information concerning the services rendered to the Fund by the Adviser, comparative fee, expense and performance information, and other reports of and presentations by representatives of the Adviser concerning the Fund’s and Adviser’s operations, compliance programs and risk management. The Board also reviewed a report prepared by the Adviser which included information comparing (1) the Fund’s performance with the performance of a group of comparable funds (the “Performance Group”) for various time periods and (2) the Fund’s total and net expense ratios with those of a group of comparable funds (the “Expense Group”), which was identical to the Performance Group.

In determining whether to renew the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Trustee may have attributed different weights to the factors considered.

(a) The nature, extent and quality of services provided by the Adviser — With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the information regarding the types of services to be provided under the Agreement and information describing the Adviser’s organization and business, including the quality of the investment research capabilities of the Adviser and the other resources dedicated to performing services for the Fund. The Board noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser involved with the Fund, including the portfolio management team’s expertise in managing securities in which the Fund invests, the integrated platform of the Adviser and its affiliates and the benefits, resources and opportunities of the platform that the Adviser is able to access. Fund management discussed the size and experience of the Adviser’s staff, the experience of its key personnel in providing investment management services, and the ability of the Adviser to attract and retain capable personnel. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, were also considered. The Board also noted the reputation and track record of the Adviser’s organization.

(b)  Investment performance of the Fund and the Adviser — With respect to investment performance of the Fund and the Adviser, the Board reviewed statistical information concerning the Fund’s investment performance in relation to its stated objective, as well as comparative data with respect to the performance of unaffiliated closed-end funds operating as tender offer funds that engage in similar investment strategies provided by the Adviser. Representatives of the Adviser reviewed with the Board the Fund’s performance. In connection with its review, the Board discussed the results of the performance comparisons provided by the Adviser.

In reviewing the Adviser’s report, the Board took into consideration that the Adviser identified 1940 Act registered funds that engage in similar investing, underwriting, and origination activity, i.e., funds that are active, continuously offered, registered closed-end tender offer funds that invest primarily in secondaries and, specifically, in buyout and growth assets. The Board noted that the Fund’s total return performance had outperformed the average return of the Performance Group in the trailing three-month, one-year and since-inception periods ended November 30, 2025.

Representatives of the Adviser noted that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the Fund and comparable funds, highlighting, in particular, the difficulty in finding an appropriate universe of comparable funds.

42	www.areswms.com

Ares Private Markets Fund	Approval of Investment Advisory and Management Agreement
March 31, 2026 (Unaudited)

(c) Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund — The Board considered information about the profitability of the Fund to the Adviser, as well as the costs of services provided by the Adviser to the Fund. The Board received and reviewed information relating to the financial condition of the Adviser and its affiliates. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the Fund and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided to the Fund by the Adviser and its affiliates.

(d)  Economies of scale and whether fee levels reflect these economies of scale — The Board considered the extent to which economies of scale are expected to be realized and whether fee levels reflect these economies of scale. The Trustees noted the possibility of economies of scale related to non-advisory services that may inure to the benefit of the Fund.

(e) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment adviser or other clients — In evaluating the management fees and expenses, the Board considered the Fund’s management fees and the Fund’s expense ratios in absolute terms and as compared with the fees and expenses of the Expense Group. Based upon the comparative fee information provided, the Board noted that although the Fund’s net expense ratio was higher than the average net expenses of the Expense Group identified by the Adviser, the Fund’s management fee generally was in line with those of the peers within the Expense Group. The Board considered that the Agreement provides that the Adviser may earn an incentive fee and, to the extent the fee is earned and paid, would result in a higher rate of total compensation from the Fund to the Adviser than the base-management fee rate stated in the Agreement.

In discussing the Fund’s management fees and expenses, representatives of the Adviser noted, among other things, that the Adviser believes the management fees and expenses are reasonable when compared to, and are consistent with, other similar funds and portfolios, particularly in light of the Fund’s performance.

(f) Benefits derived or to be derived by the Adviser from its relationship with the Fund — The Board also considered the extent to which benefits other than the fees and reimbursement amounts might accrue to the Adviser and its affiliates from their relationships with the Fund. The Board noted in this regard that, while certain funds and accounts managed by the Adviser may engage from time to time in cross trade and co-investment transactions with the Fund as permitted by the 1940 Act, neither the Adviser or its affiliates execute portfolio transactions on behalf of the Fund, and that the Adviser had confirmed that the Fund does not obtain research (or “soft dollars”) from trades made on behalf of the Fund. However, the Board recognized that the Adviser might derive reputational and other benefits from its association with the Fund.

Conclusion

At the conclusion of these discussions, the Board determined that it had been furnished with information sufficiently responsive to allow it to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations at the Meeting, and in reliance on information received in advance of the Meeting, as well as on a routine and regular basis through the year, relating to the operations of the Fund and the investment management and other services provided under the Agreement, the Board, including the Independent Trustees, supported the approval of the renewal of the Agreement for an additional one-year period.

Annual Report | March 31, 2026	43

(b) Not applicable.

Item 2. Code of Ethics.

(a)           Ares Private Markets Fund (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code of Ethics”).

(c)           The Fund has not made any amendment to its Code of Ethics during the period covered by this Form N-CSR.

(d)           There have been no waivers, including any implicit waivers, granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(e)           Not applicable.

(f)            The Fund’s Code of Ethics is attached herewith as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1)       The Board of Trustees of the Fund (the “Board”) has determined that the Fund has two members serving on the Fund’s Audit Committee that possess the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)       The names of the audit committee financial experts as of the date of filing of this Form N-CSR are Mr. Edward Lewis and Mr. Kent Weldon. Each of Mr. Lewis and Mr. Weldon have been deemed to be “independent” for the purpose of this Item because he is not an “interested person” of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and does not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund.

Item 4. Principal Accountant Fees and Services.

(a)            Audit Fees

For the fiscal years ended March 31, 2026 and March 31, 2025, Ernst & Young LLP (“E&Y”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of $528,750 and $464,700, respectively, for professional services rendered for the audit of the Fund’s annual financial statements or for services normally provided by E&Y in connection with statutory and regulatory filings or engagements.

(b)           Audit-Related Fees

For the fiscal years ended March 31, 2026 and March 31, 2025, the aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit or review of the Fund’s financial statements and that are not reported under Audit Fees above were $27,500 and $22,000, respectively.

For the fiscal years ended March 31, 2026 and March 31, 2025, aggregate Audit-Related Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for audit-related services rendered to Ares Capital Management II LLC, the investment adviser of the Fund (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(c)           Tax Fees

For the fiscal years ended March 31, 2026 and March 31, 2025, E&Y billed the Fund aggregate fees of $0 and $0, respectively, for professional services rendered for tax compliance, tax advice, and tax planning.

For the fiscal years ended March 31, 2026 and March 31, 2025, the aggregate Tax Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(d)            All Other Fees

For the fiscal years ended March 31, 2026 and March 31, 2025, the aggregate fees billed by E&Y to the Fund for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0, respectively.

For the fiscal years ended March 31, 2026 and March 31, 2025, the aggregate fees in this category billed by E&Y that were required to be approved by the Fund’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(e)(1)       Audit Committee’s Pre-Approval Policies and Procedures

The Fund’s Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services proposed to be provided to the Fund by the Fund’s independent registered public accounting firm. The Audit Committee must also pre-approve any permitted non-audit services provided by the Fund’s independent registered public accounting firm to the Fund’s Affiliated Service Providers.

(e)(2)      Percentage of Services

None.

(f)            Not applicable.

(g)           For the fiscal years ended March 31, 2026 and March 31, 2025, aggregate non-audit fees billed by E&Y for services rendered to the Fund were $0 and $0, respectively.

For the fiscal years ended March 31, 2026 and March 31, 2025, aggregate non-audit fees billed by E&Y for services rendered to the Affiliated Service Providers were $0 and $0, respectively.

(h)           No non-audit services were rendered to any Affiliated Service Providers for the fiscal years ended March 31, 2026 and March 31, 2025. As such, no determinations with respect to E&Y’s independence with respect to the provision of non-audit services to Affiliated Service Providers were required.

(i)            Not applicable.

(j)            Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)           The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)           Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached to this Form N-CSR as Exhibit 19(c) is a copy of the proxy voting policies and procedures of the Adviser, to whom the Board has delegated proxy voting authority on behalf of the Fund.

Item 13.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  As of the date of this filing, the portfolio managers of the Fund (the “Portfolio Managers”) are as follows:

Barry Miller

Partner, Ares Secondaries Group (since August 2022)

Barry Miller is a Partner in the Ares Secondaries Group. Prior to the acquisition of Landmark Partners by Ares in 2021, Mr. Miller was a Partner in Landmark Partners’ private equity group, where he also served as a member of the private equity and infrastructure investment committees. Prior to joining Landmark in 2013, Mr. Miller was head of private equity at the New York City Retirement Systems, where he served on the limited partner advisory boards of more than 40 private equity funds. Earlier in his career, he was a partner at Pomona Capital where he focused on sourcing and executing secondary transactions and was a member of the Pomona Capital Investment Committee. Prior to joining Pomona, he was a senior investment manager at AXA Private Equity, where he was also head of the New York office and served on the Global Investment Committee. Mr. Miller currently serves on the Board of Directors for the Robert Toigo Foundation, an organization devoted to diversity in the investment management business, and is a member of the Tulane School of Liberal Arts Deans’ Advisory Council. Mr. Miller previously served as a member of the Sponsors for Educational Opportunity Limited Partner Advisory Council. Mr. Miller received a B.A. from Tulane University.

Nathan Walton

Partner and Head of Private Equity, Ares Secondaries Group (since December 2024)

Nathan Walton is a Partner and Head of Private Equity in the Ares Secondaries Group. Mr. Walton serves as a member of the Ares Secondaries Group’s Private Equity, Credit and Infrastructure Investment Committees, the Ares Private Equity Group’s Energy Opportunities and Extended Value Investment Committees, the Ares Infrastructure Group’s Climate Infrastructure Partners Investment Committee and the Ares Sports, Media and Entertainment Investment Committee. Additionally, he serves on the Executive Committee of the Ares Secondaries Group. Mr. Walton joined Ares in 2006 and previously served as a Co-Head of the Ares Private Equity Group. Mr. Walton holds a B.A. from Princeton University in Politics and an M.B.A. from the Stanford Graduate School of Business.

David Herbers

Partner, Ares Secondaries Group (since June 2026)

David Herbers is a Partner in the Ares Secondaries Group, where he focuses on private equity secondaries. Additionally, he serves as a member of the Ares Secondaries Group's Private Equity Investment Committee. Prior to joining Ares in 2021, he was a Director in the Private Equity Group at Landmark Partners, where he focused on transaction origination, underwriting, and negotiation of private equity investments. Previously, Mr. Herbers was a Vice President at Pomona Capital, where he was responsible for sourcing, evaluating, and executing secondary investments. In addition, he was a Vice President in Corporate Finance at KKR & Co. Mr. Herbers holds a B.S. from Santa Clara University in Finance and an M.B.A. from Columbia Business School in Finance and Real Estate.

(a)(2)  As of March 31, 2026, the Portfolio Managers were primarily responsible for the day-to-day portfolio management of the following accounts:

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Barry Miller
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	31	16.77B	21	16.13B
Other Accounts	33	7.60B	23	3.46B

Nathan Walton
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	37	20.98B	23	20.23B
Other Accounts	35	8.39B	23	3.46B

David Herbers
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	22	12.43B	17	11.91B
Other Accounts	22	4.92B	17	2.35B

Material Conflicts of Interest:

The Adviser is accountable to the Fund as a fiduciary, and, consequently, must operate the Fund prudently, in good faith and in the interest of and for the benefit of the shareholders of the Fund (the “Shareholders”). As discussed below, prospective investors should be aware of potential conflicts of interest before investing. By purchasing shares of beneficial interest of the Fund (“Shares”), each Shareholder will be deemed to have acknowledged the existence of such actual and potential conflicts of interest and to have waived any claim with respect to the existence of such actual and potential conflicts of interest.

Management of Similar Accounts. Certain of the Fund’s executive officers and Trustees, and the employees of the Adviser or its affiliates, serve or may serve as officers, trustees or principals of entities that operate in the same or a related line of business as the Fund or of other Ares-advised funds (“Other Managed Funds”). As a result, they have obligations to investors in those entities, the fulfilment of which might not be in the best interests of the Fund or its Shareholders. Moreover, notwithstanding the difference in principal investment objectives between the Fund and the Other Managed Funds, such other funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by affiliates or the Adviser), have, and may from time to time have, overlapping investment objectives with the Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Fund. To the extent the Other Managed Funds have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced. Additionally, certain employees of the Adviser and their management face conflicts in their time management and commitments as well as in the allocation of investment opportunities to other Ares funds.

Transactions with Other Managed Accounts, the Adviser and its Affiliates. The 1940 Act imposes significant limits on co-investment with affiliates of the Fund. The Adviser has obtained an exemptive order (which the Fund may also rely on) from the Securities and Exchange Commission expanding the Fund’s ability to co-invest alongside Other Managed Funds in privately negotiated transactions. Subject to the conditions specified in the exemptive order, the Fund is permitted to co-invest with those affiliates in certain additional investment opportunities, including investments originated and directly negotiated by the Adviser. These co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the participating Other Managed Funds. The exemptive order also contains certain conditions that may limit or restrict the Fund’s ability to participate in an investment or participate in an investment to a lesser extent. An inability to receive the desired allocation to potential investments may affect Fund’s ability to achieve the desired investment returns.

In the event investment opportunities are allocated among the Fund and Other Managed Funds, the Fund may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a fair and equitable manner, the Fund is not generally permitted to co-invest in any issuer in which a fund managed by Ares or any of its downstream affiliates (other than the Fund and its downstream affiliates) currently has an investment. However, the Fund may co-invest with funds managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and its allocation procedures.

The Fund may invest in secondary purchases of interests in private equity and other private asset funds managed by unaffiliated asset managers (“Portfolio Funds”) in which the Adviser and/or its affiliates (including, to the extent permitted by applicable law, Other Managed Funds) has an investment, and the Adviser and/or its affiliates may invest in Portfolio Funds in which the Fund has made an investment. From time to time, the Fund and Other Managed Funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. The Adviser has adopted procedures governing the co-investment in securities acquired in private placements with certain clients of the Adviser.

Adviser Affiliates May Engage in Adverse Activities. The Fund may invest in Portfolio Funds or direct investments that have relationships with affiliates of the Adviser or other funds or clients of the Adviser. Such affiliates may take actions that are detrimental to the interests of the Fund in such Portfolio Funds or portfolio companies.

The Adviser, its affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser and its affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction would generally be adverse to the interests of the Fund, and such party would have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of the Adviser or its affiliates. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Adviser affiliates and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.

By reason of the various activities of the Adviser and its affiliates, the Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

Advisory Fee and Incentive Fee Arrangements. The Adviser is paid a fee based on a percentage of the Fund’s net assets. The participation of the Adviser’s investment professionals in the valuation process therefore results in a conflict of interest. The Adviser also has a conflict of interest in deciding whether to cause the Fund to invest in more speculative investments or financial instruments, which increase the assets or profits of the Fund and, accordingly, the advisory fee or incentive fee payable by the Fund to the Adviser. Certain Other Managed Funds pay the Adviser or its affiliates performance-based compensation, which could create an incentive for the Adviser or its affiliate to favor such investment fund or account over the Fund.

Conflicts Associated with Fee Arrangements with Portfolio Funds. In certain cases, the Adviser or its affiliates may enter into arrangements with a manager of a portfolio fund (a “Portfolio Fund Manager”) under which the Portfolio Fund Manager agrees to rebate a portion of its management fee or make other fee payments in connection with an investment in the Portfolio Fund by an investment vehicle managed or sponsored by the Adviser or its affiliates. To the extent any such rebates or payments relate to the Fund’s investment in a Portfolio Fund, the Fund will receive the economic benefit of such rebate or payment. However, to the extent the Adviser, in its sole discretion, determines that such an arrangement is not permissible or appropriate for the Fund, other vehicles managed by the Adviser or its affiliates may nonetheless participate in the rebate or repayment. Affiliates of the Adviser may receive and retain these payments with respect to other investment vehicles in consideration of, or to defray the cost of, services provided by such affiliates. The receipt of such payments by affiliates of the Adviser could incentivize the Adviser to participate in Portfolio Funds whose managers agree to make such payments or could enhance the likelihood that Portfolio Fund Managers will agree to make such payments.

Portfolio Fund Valuation May be Affected by Compensation Arrangements. If a Portfolio Fund calculates its compensation on the value of the Portfolio Fund’s assets, the Portfolio Fund’s manager may exercise discretion in assigning values to the Portfolio Fund’s investments. These factors can create a conflict of interest because the value assigned to an investment may affect the advisory fee at the Portfolio Fund level. If there is a difference in the advisory fee required to be paid, the Portfolio Fund’s documents generally do not require the Portfolio Fund’s manager to return past advisory fees, although claw-back provisions in a Portfolio Fund’s documents may permit the recovery of excess carried interest distributions.

Potential Conflicts of Interest at the Portfolio Fund Level. Each Portfolio Fund may become involved in activities in which there is a potential conflict between the interests of Portfolio Fund investors, like the Fund, and the Portfolio Fund’s management. Typically Portfolio Funds will have an investor’s committee with some degree of supervision over potential conflicts, although there can be no assurance that such committee, or other conflict of interest provisions of a Portfolio Fund’s governing documents, will be effective.

Proxy Voting. The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

(a)(3)  Compensation Structure of Portfolio Manager(s) or Management Team Members

Compensation is determined by the Adviser’s executive leadership, with recommendations made by the head of each applicable business unit. Compensation may include a variety of components and may vary from year to year based on a number of factors. Generally, Portfolio Managers receive a base salary and are eligible for a discretionary year-end bonus based on performance, a portion of which may be paid in the form of shares of Class A Common Stock of the Adviser’s publicly traded parent company.

(a)(4)  Ownership of Securities

As of March 31, 2026, none of the Portfolio Managers own Shares of the Fund.

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which Shareholders may recommend nominees to the Fund’s Board during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a)	The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	The Fund’s Sarbanes Oxley Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)	Not applicable.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Proxy voting policies and procedures of the Fund and the Adviser are attached hereto in response to Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARES PRIVATE MARKETS FUND

By:	/s/ Barry Miller
Barry Miller
Chief Executive Officer and President
(Principal Executive Officer)

Date:	June 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Barry Miller
Barry Miller
Chief Executive Officer and President
(Principal Executive Officer)

Date:	June 4, 2026

By:	/s/ Christina Oh
Christina Oh
Chief Financial Officer, Principal Financial Officer and Treasurer

Date:	June 4, 2026